CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS [****], HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Exhibit 10.24

SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

THIS SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this “Agreement”) is entered into on March 4, 2022, by and among:

1.	PONY AI INC., an exempted company organized under the Laws of the Cayman Islands (the “Company”);

2.	Pony.AI, Inc., a company incorporated under the Laws of the State of Delaware (the “U.S. Company”);

3.	Hongkong Pony AI Limited (香港小馬智行有限公司), a company incorporated under the Laws of Hong Kong (the “HK Company”);

4.	Beijing Pony Huixing Technology Co., Ltd. (北京小马慧行科技有限公司), a limited liability company incorporated under the Laws of the PRC (the “Beijing WFOE”);

5.	Beijing Pony AI Technology Co., Ltd. (北京小马智行科技有限公司), a limited liability company incorporated under the Laws of the PRC (the “Beijing Company”);

6.	Guangzhou Pony Huixing Technology Co., Ltd. (广州小马慧行科技有限公司), a limited liability company incorporated under the Laws of the PRC (the “Guangzhou WFOE”);

7.	Shenzhen Pony Yixing Technology Co., Ltd. (深圳小马易行科技有限公司), a limited liability company incorporated under the Laws of the PRC (the “Shenzhen WFOE”);

8.	Guangzhou Pony AI Technology Co., Ltd. (广州小马智行科技有限公司), a limited liability company incorporated under the Laws of the PRC (the “Guangzhou Company”);

9.	Beijing Pony Yixing Technology Co., Ltd. (北京小马易行科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Beijing Yixing”);

10.	Jiangsu Heimai Data Technology Co., Ltd. (江苏黑麦数据科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Jiangsu Heimai”);

11.	Guangzhou Bibi Technology Co., Ltd. (广州哔哔出行科技服务有限公司) a limited liability company incorporated under the Laws of the PRC (“Guangzhou Bibi”);

12.	Shanghai Pony Yixing Technology Co., Ltd. (小马易行科技 ( 上海 ) 有限公司), a limited liability company incorporated under the Laws of the PRC (“Shanghai Yixing”);

13.	Guangzhou Pony Yixing Technology Co., Ltd. (广州小马易行科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Guangzhou Yixing”);

Shareholders Agreement

14.	Beijing Pony Zhika Technology Co., Ltd. (北京小马智卡科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Beijing Zhika”);

15.	Beijing Pony Ruixing Technology Co., Ltd. (北京小马睿行科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Beijing Ruixing”);

16.	Guangzhou Pony Zhika Technology Co., Ltd. (广州小马智卡科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Guangzhou Zhika”);

17.	Guangzhou Pony Zhihui Logistics Technology Co., Ltd. (广州小马智慧物流科技有限公司), a limited liability company incorporated under the Laws of the PRC (“Guangzhou Zhihui”);

18.	each individual listed on Schedule A-1 hereto (each, a “Principal,” and collectively, the “Principals”);

19.	each entity as set forth in Schedule A-1 attached hereto (collectively, the “Principal Holding Companies”);

20.	each Person listed on Schedule A-2 hereto (together with its successors, transferees and permitted assigns, each, an “Ordinary Shareholder” and collectively, the “Ordinary Shareholders”)

21.	each Person listed on Schedule B hereto (together with its successors, transferees and permitted assignees, each, a “Series A Investor” and collectively, the “Series A Investors”);

22.	each Person listed on Schedule C hereto (together with its successors, transferees and permitted assignees, each, a “Series B Investor” and collectively, the “Series B Investors”);

23.	each Person listed on Schedule D hereto (together with its successors, transferees and permitted assignees, each, a “Series B+ Investor” and collectively, the “Series B+ Investors”);

24.	each Person listed on Schedule E hereto (together with its successors, transferees and permitted assignees, each, a “Series B2 Investor” and collectively, the “Series B2 Investors”);

25.	each Person listed on Schedule F hereto (together with its successors, transferees and permitted assignees, each, a “Series C Investor” and collectively, the “Series C Investors”);

26.	each Person listed on Schedule G hereto (together with its successors, transferees and permitted assigns, each, a “Series C+ Investor” and collectively, the “Series C+ Investors”); and

27.	each Person listed on Schedule H hereto (together with its successors, transferees and permitted assigns, each, a “Series D Investor” and collectively, the “Series D Investors”, and for the avoidance of doubt, the Series D Investors shall include the investors who have purchased the Series D Warrants).

2	Shareholders Agreement

Each of the parties to this Agreement is referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used herein without definition shall have the meanings set forth in the Purchase Agreement and Additional Purchase Agreements (as defined below).

RECITALS

A	The Company seeks expansion capital to grow its business and, correspondingly, seeks to secure an investment from the Series D Investors, on the terms and conditions set forth herein.

B	Certain Series D Investors have agreed to purchase from the Company, and the Company has agreed to sell to such Series D Investors certain Series D Preferred Shares (as defined below) of the Company on the terms and conditions set forth in a Series D Preferred Share Purchase Agreement dated December 23, 2021, by and among, among others, the Company and such Series D Investors (as amended from time to time, the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company may enter into one or more additional purchase agreements with one or more additional Series D Investors pursuant to which such Series D Investors shall agree to purchase from the Company, and the Company shall agree to sell or issue to such Series D Investors certain additional Series D Preferred Shares or certain Series D Warrants subject to the terms and conditions thereof (each such agreement, if any, as amended from time to time, an “Additional Purchase Agreement” and collectively, the “Additional Purchase Agreements”).

C	The Purchase Agreement and the Additional Purchase Agreements provide that the execution and delivery of this Agreement shall be a condition precedent to the consummation of the transactions contemplated under such Purchase Agreement or such Additional Purchase Agreements.

D	The Investors desire to enter into this Agreement and to accept the rights, covenants and obligations hereunder.

E	The Parties desire to enter into this Agreement and make the respective representations, warranties, covenants and agreements set forth herein on the terms and conditions set forth herein.

WITNESSETH

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereto, hereby agree as follows:

1.	Definitions.

1.1	The following terms shall have the meanings ascribed to them below:

“Accounting Standards” means generally accepted accounting principles in the United States, applied on a consistent basis.

3	Shareholders Agreement

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. In the case of each Investor, the term “Affiliate” also includes (v) any direct or indirect shareholder of such Investor, (w) any of such shareholder’s or such Investor’s general partners or limited partners, (x) the fund manager managing or advising such shareholder or such Investor (and general partners, limited partners and officers thereof) and other funds managed or advised by such fund manager, and (y) trusts Controlled by or for the benefit of any such Person referred to in (v), (w) or (x), and (z) any fund or holding company formed for investment purposes that is promoted, sponsored, managed, advised or serviced by such Investor or any of its Affiliates, but excludes, for the avoidance of doubt, any portfolio companies of such Investor and portfolio companies of any affiliated investment fund or investment vehicle of such Investor. For the avoidance of doubt, unless the context requires otherwise, Affiliates of a Group Company shall not include any Investor and vice versa. Notwithstanding the foregoing and anything to the contrary in any Transaction Document, the Parties acknowledge and agree that (a) the name “Sequoia Capital” is commonly used to describe a variety of entities (collectively, the “Sequoia Entities”) that are affiliated by ownership or operational relationship and engaged in a broad range of activities related to investing and securities trading and (b) notwithstanding any other provision of this Agreement and the other Transaction Documents to the contrary, this Agreement and the other Transaction Documents shall not be binding on, or restrict the activities of, (i) any Sequoia Entity outside of the Sequoia China Sector Group, (ii) any entity primarily engaged in investment and trading in the secondary securities market, (iii) the ultimate beneficial owner of an Sequoia Entity (or its general partner or ultimate general partner) who is a natural Person, and such Person’s relatives (including but without limitation, such Person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law), (iv) any officer, director or employee of a Sequoia Entity (or its general partner or ultimate general partner) and such Person’s relatives, and (v) for the avoidance of doubt, any portfolio companies of any Sequoia Entity and portfolio companies of any affiliated investment fund or investment vehicle of any Sequoia Entity. For purposes of the foregoing, the “Sequoia China Sector Group” means all Sequoia Entities (whether currently existing or formed in the future) that are principally focused on companies located in, or with connections to, the PRC that are exclusively managed by Sequoia Capital. For the avoidance of doubt, Eight Roads and ClearVue shall be deemed Affiliates to each other. In addition, an Eight Roads Person (as defined below) is also an affiliate of Eight Roads. For purposes of the foregoing, “Eight Roads Person(s)” means (1) FIL Limited (“FIL”), a company incorporated in Bermuda, and any subsidiary undertaking of FIL from time to time (FIL and its subsidiary undertakings being the “FIL Group”); (2) FMR LLC (“FMR”), a Delaware corporation, and any subsidiary undertaking of FMR from time to time (FMR and its subsidiary undertakings being the “FMR Group”); (3) any director, officer, employee or shareholder of the FIL Group and/or the FMR Group or members of his family and any company, trust, partnership or other entity (“Entities”) formed for his or any of their benefit from time to time (any or all of such individuals and Entities being the “Closely Related Shareholders”); (4) any Entity controlled by Closely Related Shareholders where “control” shall mean the power to direct the management and policies or appoint or remove members of the board of directors or other governing body of the Entity, directly or indirectly, whether through the ownership of voting securities, contract or otherwise, and “controlled” shall be construed accordingly; (5) any affiliate of any member of the FIL Group and/or the FMR Group (where “affiliate” means any Entity controlled by any combination of any Closely Related Shareholders and any member of the FIL Group and/or the FMR Group, and includes the officers, partners and directors of any affiliate); and (6) any charitable organizations. For avoidance of doubt, Carlyle USD Entity and Carlyle RMB Entity shall be deemed an Affiliate of each other.

4	Shareholders Agreement

“Applicable Securities Laws” means (a) with respect to any offering of securities in the United States, or any other act or omission within that jurisdiction, the securities laws of the United States, including the Exchange Act and the Securities Act, and any applicable Law of any state of the United States, and (b) with respect to any offering of securities in any jurisdiction other than the United States, or any related act or omission in that jurisdiction, the applicable Laws of that jurisdiction.

“Approval of the Majority Preferred Holders” means in relation to the same matter, the approval, in the form of written consent, by the Majority Preferred Holders.

“Approval of the Preferred Directors” means the approval of no less than two-thirds (2/3) of the votes of all incumbent Preferred Directors.

“Board” or “Board of Directors” means the board of directors of the Company.

“Business” means the development of artificial intelligence solutions for autonomous driving.

“Business Day” means any day that is not a Saturday, Sunday, legal holiday or other day on which commercial banks are required or authorized by law to be closed in the Cayman Islands, British Virgin Islands, the United States, Hong Kong, Toronto or the PRC.

“Carlyle” means, collectively, Carlyle USD Entity and Carlyle RMB Entity.

“Carlyle RMB Entity” means 海南凯贝信投资合伙企业(有限合伙) and its successors and permitted assigns.

“Carlyle USD Entity” means Evodia Investments and its successors and permitted assigns.

“CEO” means Chief Executive Officer.

“Charter Documents” means, with respect to a particular legal entity, the articles of incorporation, certificate of incorporation, formation or registration (including, if applicable, certificates of change of name), memorandum of association, articles of association, bylaws, articles of organization, limited liability company agreement, trust deed, trust instrument, operating agreement, joint venture agreement, business license, or similar or other constitutive, governing, or charter documents, or equivalent documents, of such entity.

“Change of Control Event” means any event, action or transaction (either in a single transaction or a series of related transactions) that would result in a Person (other than the Principals and their respective Affiliates), together with its Affiliates, acquiring Control of the Company or otherwise acquiring the power to consolidate the financials of the Group Companies.

“China-UAE” means China-UAE Investment Cooperation Fund, L.P. and its successors, transferees and permitted assigns.

5	Shareholders Agreement

“Circular 37” means the Notice on Relevant Issues Concerning Foreign Exchange Administration for Domestic Residents to Engage in Overseas Investment and Financing and Round Trip Investment via Overseas Special Purpose Companies (关于境内居民通过境外 特殊目的公司境外投融资及返程投资外汇管理有关问题的通知) issued by SAFE on July 4, 2014, as amended from time to time, and any implementation or successor rule or regulation under the PRC Laws.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commission” means (a) with respect to any offering of securities in the United States, the Securities and Exchange Commission of the United States or any other federal agency at the time administering the Securities Act, and (b) with respect to any offering of securities in a jurisdiction other than the United States, the regulatory body of the jurisdiction with authority to supervise and regulate the offering or sale of securities in that jurisdiction.

“Consent” means any consent, approval, authorization, release, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to any Person, including any Governmental Authority.

“Contract” means, a contract, agreement, understanding, indenture, note, bond, loan, instrument, lease, mortgage, franchise, license, commitment, purchase order, or other legally binding arrangement, whether written or oral.

“Control” of a given Person means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise; provided, that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person. The terms “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Conversion Shares” means the Class A Ordinary Shares issuable upon conversion of the Preferred Shares (including without limitation the Purchased Shares).

“Class A Ordinary Shares” means the Company’s class A ordinary shares, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Class B Ordinary Shares” means the Company’s class B ordinary shares, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles, the ownership of which shall be limited to Jun Peng and Tiancheng Lou and their Principal Holding Companies.

“CPE” means CPE Investment (Hong Kong) 2018 Limited and its successors, transferees and permitted assignees.

“CTO” means Chief Technology Officer.

“CVP” means ClearVue Pony Holdings, Ltd. and its successors, transferees and permitted assignees.

6	Shareholders Agreement

“Deemed Liquidation Event” has the meaning given to such term in the Memorandum and Articles.

“Director” means a director serving on the Board.

“Domestic Companies” means, collectively, Beijing Company, Guangzhou Company, Jiangsu Heimai and Guangzhou Bibi.

“Each Series Majority Preferred Holders” means each and every Majority Series A Holders, Majority Series B Holders, Majority Series B+ Holders, Majority Series B2 Holders, Majority Series C Holders, Majority Series C+ Holders and Majority Series D Holders.

“Eight Roads” means ERVC Technology IV LP and its successors, transferees and permitted assignees.

“Equity Securities” means, with respect to any Person that is a legal entity, (a) any and all shares of capital stock, membership interests, units, profits interests, ownership interests, equity interests, registered capital, and other equity securities of such Person; (b) any equity appreciation, phantom equity, equity plans or similar rights with respect to such Person; (c) any security convertible into, exchangeable or exercisable for, or any right, warrant, option, call, commitment, conversion privilege, preemptive right or other right to acquire, subscribe for or purchase any of the Equity Securities referred to in (a) and (b); or (d) any Contract providing for the acquisition of any of the foregoing, either directly or indirectly.

“ESOP” has the meaning given to such term in the Purchase Agreement.

“FCPA” means Foreign Corrupt Practices Act of the United States of America, as amended from time to time.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

“FAW” means Equity Investment Company Limited (一汽股权投资 (天津) 有限公 司 and its successors, transferees and permitted assignees.

“Fidelity” means Fidelity China Special Situations PLC and its successors, transferees and permitted assignees.

“Form F-3” means Form F-3 promulgated by the Commission under the Securities Act or any successor form or substantially similar form then in effect.

“Form S-3” means Form S-3 promulgated by the Commission under the Securities Act or any successor form or substantially similar form then in effect.

“Governmental Authority” means any government of any nation or any federation, province or state or any other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, agency, department, board, commission or instrumentality of the PRC, Hong Kong or any other country, or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organization.

7	Shareholders Agreement

“Governmental Body” means (a) any government or political subdivision thereof, (b) any department, agency or instrumentality of any government or political subdivision thereof or (c) any sovereign wealth fund, state-owned enterprise or other entity or enterprise directly or indirectly Controlled by any Person referred to in (a) or (b) above (excluding car manufacturers and investment funds managed by managers not Controlled by any Person referred to in (a) or (b)).

“Governmental Order” means any applicable order, ruling, decision, verdict, decree, writ, subpoena, mandate, precept, command, directive, consent, approval, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any Governmental Authority.

“Group” or “Group Companies” means, collectively, the Company, the U.S. Company, the HK Company, the Domestic Companies, the Beijing WFOE, the Guangzhou WFOE, the Shenzhen WFOE, Beijing Yixing, Shanghai Yixing, Guangzhou Yixing, Beijing Zhika, Beijing Ruixing, Guangzhou Zhika, and Guangzhou Zhihui, together with each Subsidiary of any of the foregoing, and “Group Company” refers to any of the Group Companies.

“Holders” means the holders of Registrable Securities who are parties to this Agreement from time to time, and their respective permitted transferees that become parties to this Agreement from time to time.

“Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China.

“IDG” means IDG Investors, IDG Venture, IDG Capital and IDG Investors III.

“IDG Investors” means IDG China IV Investors L.P., and its successors, transferees and permitted assignees.

“IDG Venture” means IDG China Venture Capital Fund IV, L.P., and its successors, transferees and permitted assignees.

“IDG Capital” means IDG China Capital Fund III L.P., and its successors, transferees and permitted assignees.

“IDG Investors III” means IDG China Capital III Investors L.P., and its successors, transferees and permitted assignees.

“Indebtedness” of any Person means, without duplication, each of the following of such Person: (a) all indebtedness for borrowed money, (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (c) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced that are incurred in connection with the acquisition of properties, assets or businesses, (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations that are capitalized in accordance with Accounting Standards or any other applicable accounting standards, (g) all obligations under banker’s acceptance, letter of credit or similar facilities, (h) all obligations to purchase, redeem, retire, defease or otherwise acquire for value any Equity Securities of such Person, (i) all obligations in respect of any interest rate swap, hedge or cap agreement, and (j) all guarantees issued in respect of the Indebtedness referred to in clauses (a) through (i) above of any other Person, but only to the extent of the Indebtedness guaranteed.

8	Shareholders Agreement

“Indemnification Agreements” means, with respect to each Investor that appoints a director in any Group Company pursuant to the Section 9.1.2, the Indemnification Agreement entered into among the Company, such Investor and the director appointed by such Investor.

“Initiating Holders” means, with respect to a request duly made under Section 2.1 or Section 2.2 to Register any Registrable Securities, the Holders initiating such request.

“Intellectual Property” means any and all (a) patents, patent rights and applications therefor and reissues, reexaminations, continuations, continuations-in-part, divisions, and patent term extensions thereof, (b) inventions (whether patentable or not), discoveries, improvements, concepts, innovations and industrial models, (c) registered and unregistered copyrights, copyright registrations and applications, mask works and registrations and applications therefor, author’s rights and works of authorship (including artwork, software, computer programs, source code, object code and executable code, firmware, development tools, files, records and data, and related documentation), (d) URLs, web sites, web pages and any part thereof, (e) technical information, know-how, trade secrets, drawings, designs, design protocols, specifications, proprietary data, customer lists, databases, proprietary processes, technology, formulae, and algorithms and other intellectual property, (f) trade names, trade dress, trademarks, domain names, service marks, logos, business names, and registrations and applications therefor, and (g) the goodwill symbolized or represented by the foregoing.

“Investors” means the Series A Investors, the Series B Investors, the Series B+ Investors, the Series B2 Investors, the Series C Investors, the Series C+ Investors and the Series D Investors collectively, and an “Investor” means any one of them.

“IPO” means (a) the first firm underwritten registered public offering or a listing by the Company of its Ordinary Shares pursuant to a registration statement that is filed with and declared effective by either the Commission under the Securities Act or another Governmental Authority in a jurisdiction other than the United States, (b) a SPAC Transaction, or (c) a public offering by the Company of its Ordinary Shares in a jurisdiction and on an internationally recognized securities exchange or inter-dealer quotation system outside of the United States, including the SEHK. For the purpose hereof, a “SPAC Transaction” means a transaction or series of related transactions by merger, consolidation, share exchange or otherwise of the Company with a publicly-traded “special purpose acquisition company” or its subsidiary (a “SPAC”), immediately following the consummation of which the common stock or share capital of the SPAC or its successor entity is listed on an internationally recognized securities exchange.

“Kunlun” means Kunlun Group Limited and its successors, transferees and permitted assignees.

9	Shareholders Agreement

“Law” or “Laws” means any and all provisions of any applicable constitution, treaty, statute, law, regulation, ordinance, code, rule, or rule of common law, any governmental approval, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority, in each case as amended, and any and all applicable Governmental Orders.

“Legend Capital” means LC Fund VII, L.P. and LC Parallel Fund VII, L.P., and their respective successors, transferees and permitted assignees. For the sole purpose of determining Legend Capital’s eligibility to appoint an Observer to the Board, all of the Preferred Shares held by Legend Capital, Vantage, Legendstar, and VMS shall be aggregated for the purpose of calculating the number of the Preferred Shares held by Legend Capital.

“Legendstar” means Legendstar Fund II, L.P., and its successors, transferees and permitted assignees.

“Liabilities” means, with respect to any Person, all liabilities, obligations and commitments of such Person of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

“Major Investor” means each Investor (or permitted transferee of such Investor) that holds at least one percent (1%) of all issued and outstanding shares of the Company (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised, and calculated on a fully-diluted and as-converted basis, and including Conversion Shares converted therefrom, and appropriately adjusted for any share split, dividend, combination, recapitalization or other similar event). For the purpose of this term, (a) SCC Venture VI Holdco, Ltd. and SCC Venture VII Holdco, Ltd. shall be collectively deemed as one Investor, (b) all of the Shares held by SCC Venture VI Holdco, Ltd. and SCC Venture VII Holdco, Ltd. shall be aggregated together for the purpose of calculating the number of Shares held by SCC Venture VI Holdco, Ltd. or SCC Venture VII Holdco, Ltd, and (c) once an Investor becomes a Major Investor, such Investor shall not cease to be a Major Investor when its shareholding in the Company is diluted to below one percent (1%), so long as such dilution is not due to a direct or indirect Transfer of any of the Shares of the Company it then or thereafter holds.

“Majority Ordinary Holders” means the holders of fifty-one percent (51%) or more of the voting power of the outstanding Ordinary Shares (voting together as a single class and on an as converted basis)

“Majority Preferred Holders” means the holders of fifty-one percent (51%) or more of the voting power of the outstanding Preferred Shares (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised, and voting together as a single class and on an as converted basis).

“Majority Series A Holders” means the holders of fifty-one percent (51%) or more of the voting power of the outstanding Series A Preferred Shares (voting together as a single class and on an as converted basis).

“Majority Series B Holders” means the holders of fifty-one percent (51%) or more of the voting power of the then outstanding Series B Preferred Shares (voting together as a single class and on an as converted basis).

10	Shareholders Agreement

“Majority Series B+ Holders” means the holders of fifty-one percent (51%) or more of the voting power of the then outstanding Series B+ Preferred Shares (voting together as a single class and on an as converted basis).

“Majority Series B2 Holders” means the holders of fifty-one percent (51%) or more of the voting power of the then outstanding Series B2 Preferred Shares (voting together as a single class and on an as converted basis).

“Majority Series C Holders” means the holders of fifty-one percent (51%) or more of the voting power of the then outstanding Series C Preferred Shares (voting together as a single class and on an as converted basis).

“Majority Series C+ Holders” means the holders of fifty-one percent (51%) or more of the voting power of the then outstanding Series C+ Preferred Shares (voting together as a single class and on an as converted basis).

“Majority Series D Holders” means, at any time, the following holders of the Series D Preferred Shares of the Company collectively: (i) the holders of fifty percent (50%) or more of the voting power of the then outstanding Series D Preferred Shares held by all of the Shareholders (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised, and voting together as a single class and on an as converted basis); provided, that, the voting power of the outstanding Series D Preferred Shares held by China-UAE and its Affiliates among all of Shareholders shall be automatically reduced to 49%, if at any time after the date hereof the voting power of the outstanding Series D Preferred Shares held by China-UAE and its Affiliates is equal to or exceeds 50% of the voting power of the outstanding Series D Preferred Shares held by all of the Shareholders (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised); and (ii) holders of fifty percent (50%) or more of the voting power of the then outstanding Series D Preferred Shares held by Shareholders who are not the Shareholders of the Company immediately prior to the Closing (as defined in the Purchase Agreement) (the “New Series D Shareholders”) (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised, and voting together as a single class and on an as converted basis); provided, that, the voting power of the outstanding Series D Preferred Shares held by China-UAE and its Affiliates among the New Series D Shareholders shall be automatically reduced to 49%, if at any time after the date hereof the voting power of the outstanding Series D Preferred Shares held by China-UAE and its Affiliates is equal to or exceeds 50% of the voting power of the outstanding Series D Preferred Shares held by all of the New Series D Shareholders (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised).

“Memorandum and Articles” means the Seventh Amended and Restated Memorandum of Association of the Company and the Seventh Amended and Restated Articles of Association of the Company, as each may be amended and/or restated from time to time.

“Nio” means Miracle Mission Limited and its successors, transferees and permitted assignees.

“Observer” means a non-voting observer of the Board.

11	Shareholders Agreement

“Ordinary Share Equivalents” means any Equity Security which is by its terms convertible into or exchangeable or exercisable for Ordinary Shares or other share capital of the Company, including without limitation, the Preferred Shares.

“Ordinary Shares” means the Class A Ordinary Shares and/or the Class B Ordinary Shares.

“Original Shareholders Agreement” means the fifth amended and restated shareholders agreement entered into on November 16, 2020 by and among the Company, the Series A Investors, the Series B Investors, the Series B+ Investors, the Series B2 Investors, the Series C Investors, the Series C+ Investors and certain other parties thereof.

“OTPP” means 2774719 Ontario Limited and its successors, transferees and permitted assigns.

“Person” means any individual, corporation, partnership, limited partnership, proprietorship, association, limited liability company, firm, trust, estate or other enterprise or entity.

“PFIC” means passive foreign investment company as defined in Section 1296 of the Code.

“PRC” means the People’s Republic of China, but solely for the purposes of this Agreement, excluding Hong Kong, the Macau Special Administrative Region and the islands of Taiwan.

“Preferred Shares” means the Series A Preferred Shares, the Series B Preferred Shares, the Series B+ Preferred Shares, the Series B2 Preferred Shares, the Series C Preferred Shares, Series C+ Preferred Shares, and Series D Preferred Shares (including the Series D Preferred Shares issuable upon the exercise of the Series D Warrants).

“Qualified IPO” has the meaning given to such term in the Memorandum and Articles.

“RedPoint” means ACE REDPOINT ASSOCIATES CHINA I, L.P., ACE REDPOINT CHINA STRATEGIC I, L.P. and ACE VENTURES CHINA I, L.P. collectively.

“Registrable Securities” means (a) the Ordinary Shares issued or issuable upon conversion of the Preferred Shares, (b) any Ordinary Shares issued or issuable as a dividend or other distribution with respect to, in exchange for, or in replacement of, the shares referenced in (a) herein, and (c) any Ordinary Shares owned or hereafter acquired by Investors (and their permitted transferees in connection with the transfer of the Equity Securities by such Investor that become parties to this Agreement from time to time), including Ordinary Shares issued in respect of the Ordinary Shares described in (a) and (b) above upon any share split, share dividend, recapitalization or a similar event; and (d) any depositary receipts issued by an institutional depositary upon receipt of any of the foregoing; excluding in all cases, however, any of the foregoing sold by a Person in a transaction other than an assignment pursuant to Section 13.3. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when such Registrable Securities have been disposed of pursuant to an effective Registration Statement.

12	Shareholders Agreement

“Registration” means a registration effected by preparing and filing a Registration Statement and the declaration or ordering of the effectiveness of that Registration Statement; and the terms “Register” and “Registered” have meanings concomitant with the foregoing.

“Registration Statement” means a registration statement prepared on Form F-1, F-3, S-1, or S-3 under the Securities Act, or on any comparable form in connection with registration in a jurisdiction other than the United States.

“Right of First Refusal & Co-Sale Agreement” has the meaning given to such term in the Purchase Agreement.

“SAFE” means the State Administration of Foreign Exchange of the PRC or, with respect to any reporting, filing or registration to be accepted or effected by or with the State Administration of Foreign Exchange, any of its branches which is competent to accept or effect such reporting, filing or registration under the Laws of the PRC.

“SAFE Rules and Regulations” means collectively, the Circular 37 and any other applicable SAFE rules and regulations.

“Securities Act” means the United States Securities Act of 1933, as amended from time to time.

“SEHK” means The Stock Exchange of Hong Kong Limited.

“Sequoia” means SCC Venture VI Holdco, Ltd. and SCC Venture VII Holdco, Ltd., and their respective successors, transferees and permitted assignees.

“Series A Preferred Shares” means the Series A Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series B Preferred Shares” means the Series B Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series B Purchase Agreement” means the Series B Preferred Shares Purchase Agreement, dated December 26, 2017, by and among the Company and certain other parties named therein, as amended from time to time.

“Series B+ Preferred Shares” means the Series B+ Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series B2 Preferred Shares” means the Series B2 Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series C Preferred Shares” means the Series C Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series C+ Preferred Shares” means the Series C+ Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

13	Shareholders Agreement

“Series D Preferred Shares” means the Series D Preferred Shares of the Company, par value US$0.0005 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series D Warrant” has the meaning given to such term in the Additional Purchase Agreement.

“Shareholders” means holders of any Shares, and “Shareholder” refers to any of the Shareholders, including for the avoidance of doubt the holders of the Series D Warrants.

“Shares” means the Ordinary Shares and the Preferred Shares (including the Series D Preferred Shares issuable upon the exercise of the Series D Warrants).

“Share Sale” means a transaction or series of related transactions in which a Person, or a group of related Persons, acquires any Equity Securities of the Company such that, immediately after such transaction or series of related transactions, such Person or group of related Persons holds Equity Securities of the Company representing more than fifty percent (50%) of the issued and outstanding voting power of the Company.

“Subsidiary” means, with respect to any given Person, any other Person that is Controlled directly or indirectly by such given Person.

“TMC” means Toyota Motor Corporation, and its successors, transferees and permitted assignees.

“TMC Proceeds” has the meaning given to such term in the TMC Purchase Agreement.

“TMC Purchase Agreement” means the Series C Preferred Share Purchase Agreement dated February 5, 2020, by and among the Company, TMC and the other parties thereto.

“Trade Secrets” means Intellectual Property and other proprietary information of the Company which must satisfy or meet all the following standards: (a) that enjoys protection under applicable Laws (including technical information, know-how, drawings, designs, design protocols, specifications, proprietary data, customer lists, databases, proprietary processes, technology, formulae, algorithms, formula, practice, process, design, instrument, pattern, commercial method, proprietary business opportunities, and compilation of information); (b) that is not generally known or reasonably ascertainable by others; (c) that is subject to reasonable measures taken by the relevant Group Company to maintain its secrecy; and (d) that has independent and practicable value. For the avoidance of doubt, whether the relevant information is a Trade Secret shall be reasonably determined in good faith by the majority of the Board pursuant to all the foregoing standards.

“Transaction Documents” means the Purchase Agreement or Additional Purchase Agreement (as the case may be with respect to a Series D Investor), the Ancillary Agreements (as defined in the relevant Purchase Agreement or Additional Purchase Agreement, as the case may be with respect to a Series D Investor), the Memorandum and Articles, the exhibits attached to any of the foregoing and any other document, each of such agreements and documents as contemplated by, and/or annexed and exhibited to any of the foregoing, and each of the other agreements and documents entered into and executed concurrently or around the date hereof and thereof by the parties thereto (or any of them) or otherwise required in connection with implementing the transactions contemplated by any of the foregoing.

14	Shareholders Agreement

“US,” “U.S.” or “United States” means the United States of America.

“Vantage” means Vantage Estate Limited, and its successors, transferees and permitted assignees.

“VMS” means Dimension Vantage Limited, and its successors, transferees and permitted assignees.

“Warrant” has the meaning given to such term in the Purchase Agreement.

“5Y Capital” means Morningside China TMT Fund IV, L.P., Morningside China TMT Fund IV Co-Investment, L.P. and Morningside China TMT Special Opportunity II, L.P., and their respective successors, transferees and permitted assignees.

1.2     Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below:

Additional Number	Section 7.4.2
Additional Purchase Agreement	Preamble
Agreement	Preamble
Approved Sale	Section 11.1
Arbitration Notice	Section 13.5.1
Beijing Company	Preamble
Beijing Ruixing	Preamble
Beijing WFOE	Preamble
Beijing Yixing	Preamble
Beijing Zhika	Preamble
CEO Director	Section 9.2.1
CFC	Section 12.3.2
Company	Preamble
Compensation Committee	Section 9.5
Confidential Information	Section 12.6.1
Dispute	Section 13.5.1
Drag Holders	Section 11.1
Exempt Registrations	Section 3.4
First Participation Notice	Section 7.4.1
Guangzhou Bibi	Preamble
Guangzhou Company	Preamble
Guangzhou WFOE	Preamble
Guangzhou Yixing	Preamble
Guangzhou Zhihui	Preamble
Guangzhou Zhika	Preamble
HK Company	Preamble
HKIAC	Section 13.5.2
HKIAC Rules	Section 13.5.2

15	Shareholders Agreement

Jiangsu Heimai	Preamble
Mapping License	Section 12.2.4
Money Laundering Laws	Section 12.2.1
New Securities	Section 7.3
Non-competition Period	Section 12.8
Offeror	Section 11.1
Ordinary Director	Section 9.1.2
Ordinary Shareholder and Ordinary Shareholders	Preamble
Oversubscription Participants	Section 7.4.2
Party	Preamble
PRC Resident Enterprise	Section 12.4
Preemptive Right	Section 7.1
Preferred Directors	Section 9.1.2
Principal (Principals)	Preamble
Principal Holding Company (Companies)	Preamble
Pro Rata Share	Section 7.2
Proposed Sale	Section 11.2
Purchase Agreement	Recitals
QEF Election	Section 12.3.3
Required Governmental Consents	Section 12.2.4
Second Participation Notice	Section 7.4.2
Second Participation Period	Section 7.4.2
Security Holder	Section 12.1
Series A Investors	Preamble
Series B Investors	Preamble
Series B+ Investors	Preamble
Series B2 Investors	Preamble
Series C Investors	Preamble
Series C+ Investor and Series C+ Investors	Preamble
Series D Investors	Preamble
Shanghai Yixing	Preamble
Shenzhen WFOE	Preamble
Subsidiary Board	Section 9.4
TMC Purchase Agreement	Recitals
U.S. Company	Preamble
Violation	Section 5.1.1
Year-End Financials	Section 8.1.1

1.3      Interpretation. For all purposes of this Agreement, except as otherwise expressly herein provided, (a) the terms defined in this Section 1 shall have the meanings assigned to them in this Section 1 and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned under the Accounting Standards, (c) all references in this Agreement to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement, (d) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (e) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision, (f) all references in this Agreement to designated Schedules, Exhibits and Appendices are to the Schedules, Exhibits and Appendices attached to this Agreement, (g) references to this Agreement, any other Transaction Documents and any other document shall be construed as references to such document as the same may be amended, supplemented, superseded, replaced or novated from time to time, (h) the term “or” is not exclusive, (i) the term “including” will be deemed to be followed by “, but not limited to,” (j) the terms “shall,” “will,” and “agrees” are mandatory, and the term “may” is permissive, (k) the phrase “directly or indirectly” means directly, or indirectly through one or more intermediate Persons or through contractual or other arrangements, and “direct or indirect” has the correlative meaning, (l) the term “voting power” refers to the number of votes attributable to the Shares (on an as-converted basis) in accordance with the terms of the Memorandum and Articles, (m) the headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement, (n) references to laws include any such law modifying, re- enacting, extending or made pursuant to the same or which is modified, re- enacted, or extended by the same or pursuant to which the same is made, and (o) all references to dollars or to “US$” are to currency of the United States of America and all references to RMB are to currency of the PRC (and each shall be deemed to include reference to the equivalent amount in other currencies).

16	Shareholders Agreement

2.	Demand Registration.

2.1      Registration Other Than on Form F-3 or Form S-3. Subject to the terms of this Agreement, at any time or from time to time after the earlier of (a) December 28, 2024, or (b) the date that is six (6) months after the closing of the IPO, Holders holding thirty percent (30%) or more of the voting power of the then outstanding Registrable Securities held by all Holders may request in writing that the Company effect a Registration of at least thirty percent (30%) of all the then outstanding Registrable Securities. Upon receipt of such a request, the Company shall (i) promptly give written notice of the proposed Registration to all other Holders and (ii) as soon as practicable, use its commercially reasonable efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and/or qualified for sale and distribution in such jurisdiction as the Initiating Holders may request. The Company shall be obligated to effect no more than two (2) Registrations pursuant to this Section 2.1 that have been declared and ordered effective; provided, however, that if the sale of all of the Registrable Securities sought to be included pursuant to this Section 2.1 is not consummated, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.1.

2.2      Registration on Form F- 3 or Form S-3. The Company shall use its best efforts to qualify for registration on Form F-3 or Form S-3. Subject to the terms of this Agreement, if the Company qualifies for registration on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States), Holders holding twenty percent (20%) or more of the voting power of the then outstanding Registrable Securities held by all Holders may request the Company to file, in any jurisdiction in which the Company has had a registered underwritten public offering, a Registration Statement on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States), including without limitation any registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or a delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission. Upon receipt of such a request, the Company shall (a) promptly give written notice of the proposed Registration to all other Holders and (b) as soon as practicable, use its commercially reasonable efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and qualified for sale and distribution in such jurisdiction. There shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.2; provided, that the Company shall be obligated to effect no more than two (2) Registrations that have been declared and ordered effective within any twelve (12)-month period pursuant to this Section 2.2; provided, however, that if the sale of all of the Registrable Securities sought to be included pursuant to this Section 2.2 is not consummated pursuant to Section 2.4 or for any reason other than solely due to the action or inaction of the Holders including Registrable Securities in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.2.

17	Shareholders Agreement

2.3       Right of Deferral.

2.3.1     The Company shall not be obligated to Register or qualify Registrable Securities pursuant to this Section 2:

2.3.1.1    if, within ten (10) days of the receipt of any request of the Holders to Register any Registrable Securities under Section 2.1 or Section 2.2, the Company gives notice to the Initiating Holders of its bona fide intention to effect the filing for its own account of a Registration Statement of Ordinary Shares within sixty (60) days of receipt of that request; provided, that the Company is actively employing in good faith its commercially reasonable efforts to cause that Registration Statement to become effective within sixty (60) days of receipt of that request; provided, further, that the Holders are entitled to join such Registration in accordance with Section 3 (other than an Exempt Registration (as defined below));

2.3.1.2    during the period starting with the date of filing by the Company of, and ending six (6) months following the effective date of any Registration Statement pertaining to Ordinary Shares of the Company other than an Exempt Registration; provided, that the Holders are entitled to join such Registration in accordance with Section 3;

2.3.1.3    with respect to any request of the Holders to Register any Registrable Securities pursuant to Section 2.1, if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form F-3 or Form S- 3 pursuant to Section 2.2 hereof; provided, that the Company Registers the Registrable Securities in accordance with Section 2.2;

2.3.1.4    in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration or qualification, unless the Company is already subject to service of process in such jurisdiction; or

2.3.1.5    with respect to the registration on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States), if Form F-3 or Form S-3 is not available for such offering by the Holders, or if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than US$10,000,000.

18	Shareholders Agreement

2.3.2      If, after receiving a request from Holders pursuant to Section 2.1 or Section 2.2 hereof, the Company furnishes to the Holders a certificate signed by the CEO of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company for a Registration Statement to be filed in the near future, then the Company shall have the right to defer such filing for a period during which such filing would be materially detrimental, provided, that the Company may not utilize this right for more than ninety (90) days on any one occasion or more than once during any twelve (12) month period; provided, further, that the Company may not Register any other its Securities during such period (except for Exempt Registrations).

2.4       Underwritten Offerings. If, in connection with a request to Register the Registrable Securities under Section 2.1 or Section 2.2, the Initiating Holders seek to distribute such Registrable Securities in an underwritten offering, they shall so advise the Company as a part of the request, and the Company shall include such information in the written notice to the other Holders described in Section 2.1 and Section 2.2. In such event, the right of any Holder to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such underwritten offering and the inclusion of such Holder’s Registrable Securities in the underwritten offering (unless otherwise mutually agreed by the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters of internationally recognized standing selected for such underwritten offering by the Company and reasonably acceptable to the holders of fifty-one percent (51%) or more of the voting power of all Registrable Securities proposed to be included in such Registration. Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Company that marketing factors (including, without limitation, the aggregate number of securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Registrable Securities to be underwritten in a Registration pursuant to Section 2.1 or Section 2.2, the underwriters may exclude up to eighty percent (80%) of the Registrable Securities requested to be Registered but only after first excluding all other Equity Securities from the Registration and underwritten offering and so long as the number of shares to be included in the Registration on behalf of the non-excluded Holders is allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included; provided, that any Initiating Holder shall have the right to withdraw its request for Registration from the underwriting by written notice to the Company and the underwriters delivered at least ten (10) days prior to (a) in the case of a Registration pursuant to Section 2.1, the effective date of the Registration Statement, and (b) in the case of a Registration pursuant to Section 2.2, the proposed date of filing a prospectus specific to the underwritten offering pursuant to Rule 424 under the Securities Act, and such withdrawn request for Registration shall not be deemed to constitute one of the Registration rights granted pursuant to Section 2.1 or Section 2.2, as the case may be. If any Holder disapproves the terms of any underwriting, the Holder may also elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) days prior to (i) in the case of a Registration pursuant to Section 2.1, the effective date of the Registration Statement, and (ii) in the case of a Registration pursuant to Section 2.2, the proposed date of filing a prospectus specific to the underwritten offering pursuant to Rule 424 under the Securities Act. Any Registrable Securities excluded or withdrawn from such underwritten offering shall be withdrawn from the Registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to a Holder to the nearest one hundred (100) shares.

19	Shareholders Agreement

3	Piggyback Registrations.

3.1          Registration of the Company’s Securities. Subject to the terms of this Agreement, if the Company proposes to Register for its own account any of its Equity Securities, or for the account of any holder (other than a Holder) of Equity Securities any of such holder’s Equity Securities, in connection with the public offering of such securities (except for Exempt Registrations), the Company shall promptly give each Holder written notice of such Registration and, upon the written request of any Holder given within fifteen (15) days after delivery of such notice, the Company shall use its reasonable best efforts to include in such Registration any Registrable Securities thereby requested to be Registered by such Holder. If a Holder decides not to include all or any of its Registrable Securities in such Registration by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company, all upon the terms and conditions set forth herein. Registration pursuant to this Section 3.1 shall not be deemed to be a demand registration as described in Section 2.1 or Section 2.2 above. There shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 3.1.

3.2          Right to Terminate Registration. The Company shall have the right to terminate or withdraw any Registration initiated by it under Section 3.1 prior to the effectiveness of such Registration, whether or not any Holder has elected to participate therein. The expenses of such withdrawn Registration shall be borne by the Company in accordance with Section 4.3.

3.3          Underwriting Requirements.

3.3.1 In connection with any offering involving an underwriting of the Company’s Equity Securities, the Company shall not be required to Register the Registrable Securities of a Holder under this Section 3 unless such Holder’s Registrable Securities are included in the underwritten offering and such Holder enters into an underwriting agreement in customary form with the underwriter or underwriters of internationally recognized standing selected by the Company and setting forth such terms for the underwritten offering as have been agreed upon between the Company and the underwriters. In the event the underwriters advise Holders seeking Registration of Registrable Securities pursuant to this Section 3 in writing that market factors (including the aggregate number of Registrable Securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Registrable Securities to be underwritten, the underwriters may exclude all of the Registrable Securities requested to be Registered in the IPO and up to seventy percent (70%) of the Registrable Securities requested to be Registered in any other public offering, but in any case only after first excluding all other Equity Securities (except for securities sold for the account of the Company) from the Registration and underwriting and so long as the Registrable Securities to be included in such Registration on behalf of any non-excluded Holders are allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to a Holder to the nearest one hundred (100) shares.

20	Shareholders Agreement

3.3.2 If any Holder disapproves the terms of any underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) days prior to (a) in the case of the IPO, the effective date of the Registration Statement, and (b) in the case of all other offerings, the proposed filing date of the final prospectus for such underwritten offering. Any Registrable Securities excluded or withdrawn from the underwritten offering shall be withdrawn from the Registration.

3.4          Exempt Registrations. The Company shall have no obligation to Register any Registrable Securities under this Section 3 in connection with a Registration by the Company (a) relating solely to the sale of securities to participants in the Company’s ESOP, or (b) relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act (or comparable provision under the Laws of another jurisdiction, as applicable), or (c) on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities and does not permit secondary sales (collectively, “Exempt Registrations”).

4	Registration Procedures.

4.1          Registration Procedures and Obligations. Whenever required under this Agreement to effect the Registration of any Registrable Securities held by the Holders, the Company shall, as expeditiously as reasonably possible:

4.1.1      prepare and file with the Commission a Registration Statement with respect to those Registrable Securities and use its commercially reasonable efforts to cause that Registration Statement to become effective, and, upon the request of the Holders holding fifty-one percent (51%) or more in voting power of the Registrable Securities Registered thereunder, keep the Registration Statement effective until the distribution thereunder has been completed;

4.1.2      prepare and file with the Commission amendments and supplements to that Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of Applicable Securities Laws with respect to the disposition of all securities covered by the Registration Statement;

4.1.3      furnish to the Holders the number of copies of a prospectus, including a preliminary prospectus, required by Applicable Securities Laws, and any other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

4.1.4      use its commercially reasonable efforts to Register and qualify the securities covered by the Registration Statement under the securities Laws of any jurisdiction, as reasonably requested by the Holders, provided, that the Company shall not be required to qualify to do business or file a general consent to service of process in any such jurisdictions;

4.1.5      in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in customary form, with the managing underwriter(s) of the offering;

21	Shareholders Agreement

4.1.6       promptly notify each Holder of Registrable Securities covered by the Registration Statement at any time when a prospectus relating thereto is required to be delivered under Applicable Securities Laws of (a) the issuance of any stop order by the Commission, or (b) the happening of any event or the existence of any condition as a result of which any prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or if in the opinion of counsel for the Company it is necessary to supplement or amend such prospectus to comply with law, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or such prospectus, as supplemented or amended, shall comply with law;

4.1.7       furnish, at the request of any Holder requesting Registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered for sale in connection with a Registration pursuant to this Agreement, (a) an opinion, dated the date of the sale, of the counsel representing the Company for the purposes of the Registration, in form and substance as is customarily given to underwriters in an underwritten public offering; and (b) comfort letters dated as of (i) the effective date of the registration statement covering such Registrable Securities, and (ii) the date of the sale as contemplated in Rule 159 under the Securities Act, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

4.1.8       otherwise comply with all rules and regulations of the Commission to the extent applicable to the applicable registration statement and use its commercially reasonable efforts to make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of a twelve (12) month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of such registration statement, which statement shall cover such twelve (12) month period, subject to any proper and necessary extensions;

4.1.9       not, without the written consent of the holders of fifty-one percent (51%) or more of voting power of the Registrable Securities proposed to be included in the relevant Registration, make any offer relating to the Registrable Securities that would constitute a “free writing prospectus,” as defined in Rule 405 promulgated under the Securities Act;

4.1.10     provide a transfer agent and registrar for all Registrable Securities Registered pursuant to the Registration Statement and, where applicable, a number assigned by the Committee on Uniform Securities Identification Procedures for all those Registrable Securities, in each case not later than the effective date of the Registration; and

22	Shareholders Agreement

4.1.11     take all reasonable action necessary to Register and list the Registrable Securities on the primary exchange on which the Company’s securities are then traded or, in connection with an IPO, the primary exchange on which the Company’s securities will be traded in order to facilitate the sale of the Registrable Securities as contemplated hereby.

4.2          Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the Registration of such Holder’s Registrable Securities.

4.3          Expenses of Registration. All expenses, including the underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement, incurred in connection with Registrations, filings or qualifications pursuant to this Agreement, including (without limitation) all Registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and reasonable fees and disbursement of one counsel for all selling Holders (not to exceed US$50,000), shall be borne by the Company. The Company shall not, however, be required to pay for any expenses of any Registration proceeding begun pursuant to Section 2.1 or Section 2.2 of this Agreement if the Registration request is subsequently withdrawn at the request of the Holders holding fifty-one percent (51%) or more of the voting power of the Registrable Securities requested to be Registered by all Holder in such Registration (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be thereby Registered in the withdrawn Registration) unless the Holders of fifty-one percent (51%) or more of the voting power of the Registrable Securities then outstanding agree that such registration constitutes the use by the Holders of one (1) demand registration pursuant to Section 2.1 or Section 2.2, as the case may be (in which case such registration shall also constitute the use by all Holders of Registrable Securities of one (1) such demand registration); provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and the Company shall pay any and all such expenses.

5	Registration-Related Indemnification.

5.1	Company Indemnity.

5.1.1       To the maximum extent permitted by Law, the Company will indemnify and hold harmless each Holder, such Holder’s partners, officers, directors, shareholders, members, and legal counsel, any underwriter (as defined in the Securities Act) and each Person, if any, who controls (as defined in the Securities Act) such Holder or underwriter, against any losses, claims, damages or Liabilities (joint or several) to which they may become subject under Laws which are applicable to the Company and relate to action or inaction required of the Company in connection with any Registration, qualification, or compliance, insofar as such losses, claims, damages, or Liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”): (a) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, on the effective date thereof (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), (b) the omission or alleged omission to state in the Registration Statement, on the effective date thereof (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any violation or alleged violation by the Company of Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws. The Company will reimburse, as incurred, each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

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5.1.2       The indemnity agreement contained in this Section 5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises solely out of or is solely based upon a Violation that occurs in reliance upon and in conformity with written information furnished for use in connection with such Registration by any such Holder, such Holder’s partners, officers, directors, and legal counsel, any underwriter (as defined in the Securities Act) and each Person, if any, who controls (as defined in the Securities Act) such Holder or underwriter.

5.2          Holder Indemnity.

5.2.1      To the maximum extent permitted by Law, each selling Holder that has included Registrable Securities in a Registration will, severally and not jointly, indemnify and hold harmless the Company, its directors and officers, any other Holder selling securities in connection with such Registration and each Person, if any, who controls (within the meaning of the Securities Act) the Company, such underwriter or other Holder, against any losses, claims, damages or Liabilities (joint or several) to which any of the foregoing persons may become subject, under Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws, insofar as such losses, claims, damages or Liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs solely in reliance upon and in conformity with written information furnished by such Holder for use in connection with such Registration; and each such Holder will reimburse, as incurred, any Person intended to be indemnified pursuant to this Section 5.2, for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or action. No Holder’s liability under this Section 5.2 (when combined with any amounts paid by such Holder pursuant to Section 5.4) shall exceed the net proceeds received by such Holder from the offering of securities made in connection with that Registration.

5.2.2       The indemnity contained in this Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed).

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5.3          Notice of Indemnification Claim. Promptly after receipt by an indemnified party under Section 5.1 or Section 5.2 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Section 5.1 or Section 5.2, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnifying parties. An indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the reasonably incurred fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 5, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

5.4          Contribution. If any indemnification provided for in Section 5.1 or Section 5.2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case: (a) no Holder will be required to contribute any amount (after combined with any amounts paid by such Holder pursuant to Section 5.2) in excess of the net proceeds to such Holder from the sale of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (b) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

5.5          Underwriting Agreement. To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

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5.6          Survival. The obligations of the Company and Holders under this Section 5 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

6	Additional Registration-Related Undertakings.

6.1          Reports under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any comparable provision of any Applicable Securities Laws that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a Registration on Form F-3 or Form S-3 (or any comparable form in a jurisdiction other than the United States), the Company agrees to:

6.1.1      make and keep public information available, as those terms are understood and defined in Rule 144 (or comparable provision, if any, under Applicable Securities Laws in any jurisdiction where the Company’s securities are listed), at all times following ninety (90) days after the effective date of the first Registration under the Securities Act filed by the Company for an offering of its securities to the general public;

6.1.2      file with the Commission in a timely manner all reports and other documents required of the Company under all Applicable Securities Laws; and

6.1.3      at any time following ninety (90) days after the effective date of the first Registration under the Securities Act filed by the Company for an offering of its securities to the general public by the Company, promptly furnish to any Holder holding Registrable Securities, upon request (a) a written statement by the Company that it has complied with the reporting requirements of all Applicable Securities Laws at any time after it has become subject to such reporting requirements or, at any time after so qualified, that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 or Form S-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s securities are listed), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents as filed by the Company with the Commission, and (c) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission, that permits the selling of any such securities without Registration or pursuant to Form F-3 or Form S-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s Securities are listed).

6.2          Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the Approval of the Majority Preferred Holders, enter into any agreement with any holder or prospective holder of any Equity Securities of the Company that would allow such holder or prospective holder (a) to include such Equity Securities in any Registration filed under Section 2 or Section 3, unless under the terms of such agreement such holder or prospective holder may include such Equity Securities in any such Registration only to the extent that the inclusion of such Equity Securities will not reduce the amount of the Registrable Securities of the Holders that are included, (b) to demand Registration of their Equity Securities, or (c) cause the Company to include such Equity Securities in any Registration filed under Section 2 or Section 3 hereof on a basis pari passu with or more favorable to such holder or prospective holder than is provided to the Holders of Registrable Securities.

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6.3          “Market Stand-Off” Agreement. Each holder of Registrable Securities agrees, if so required by the managing underwriter(s), that it will not during the period commencing on the date of the final prospectus relating to the Company’s IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days from the date of such final prospectus) (a) lend, offer, pledge, hypothecate, hedge, sell, make any short sale of, loan, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Equity Securities of the Company owned immediately prior to the date of the final prospectus relating to the Company’s IPO (other than those included in such offering), or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such Equity Securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Equity Securities of the Company or such other securities, in cash or otherwise; provided, that (i) the forgoing provisions of this Section shall not apply to the sale of any securities of the Company to an underwriter pursuant to any underwriting agreement, and shall not be applicable to any Holder unless all directors, officers and all other holders of one percent (1%) or more of the outstanding share capital of the Company (calculated on an as-converted to Ordinary Share basis) are bound by restrictions at least as restrictive as those applicable to any such Holder pursuant to this Section, (ii) this Section shall not apply to a Holder to the extent that any other Person subject to substantially similar restrictions is released in whole or in part, and (iii) the lockup agreements shall permit a Holder to transfer their Registrable Securities to their respective Affiliates so long as the transferees enter into the same lock-up agreement. The Investors agree to execute and deliver to the underwriters a lock-up agreement containing substantially similar terms and conditions as those contained herein. Notwithstanding the foregoing, the Company and the managing underwriter may extend the market stand-off period specified above solely to the extent necessary to accommodate regulatory restrictions on (x) the publication or other distribution of research reports, and (y) analyst recommendations and opinions, including, without limitation, the restrictions, if any, contained in FINRA Rule 2241 or any successor provisions or amendments thereto.

6.4          Termination of Registration Rights. The registration rights set forth in Section 2 and Section 3 of this Agreement shall terminate on the earlier of (a) the date that is five (5) years from the date of closing of a Qualified IPO, (b) with respect to any Holder, the date on which such Holder may sell all of such Holder’s Registrable Securities under Rule 144 of the Securities Act in any ninety (90) day period or (c) the consummation of a Deemed Liquidation Event.

6.5          Exercise of Ordinary Share Equivalents. Notwithstanding anything to the contrary provided in this Agreement, the Company shall have no obligation to Register Registrable Securities which, if constituting Ordinary Share Equivalents, have not been exercised, converted or exchanged, as applicable, for Ordinary Shares as of the effective date of the applicable Registration Statement, but the Company shall cooperate and facilitate any such exercise, conversion or exchange as requested by the applicable Holder.

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6.6          Intent. The terms of Section 2 through Section 6 are drafted primarily in contemplation of an offering of securities in the United States of America. The parties recognize, however, the possibility that securities may be qualified or registered for offering to the public in a jurisdiction other than the United States of America where registration rights have significance or that the Company might effect an offering in the United States of America in the form of American Depositary Receipts or American Depositary Shares. Accordingly:

6.6.1       it is their intention that, whenever this Agreement refers to a Law, form, process or institution of the United States of America but the parties wish to effectuate qualification or registration in a different jurisdiction where registration rights have significance, reference in this Agreement to the Laws or institutions of the United States shall be read as referring, mutatis mutandis, to the comparable Laws or institutions of the jurisdiction in question; and

6.6.2       it is agreed that the Company will not undertake any listing of American Depositary Receipts, American Depositary Shares or any other security derivative of the Ordinary Shares unless arrangements have been made reasonably satisfactory to the holders of fifty-one percent (51%) or more of the voting power of the then outstanding Registrable Securities held by all Holders (calculated on an as-converted to Ordinary Share basis) to ensure that the spirit and intent of this Agreement will be realized and that the Company is committed to take such actions as are necessary such that the Holders will enjoy rights corresponding to the rights hereunder to sell their Registrable Securities in a public offering in the United States of America as if the Company had listed Ordinary Shares in lieu of such derivative securities.

7	Preemptive Right.

7.1          General. The Company hereby grants to each Investor the right of first refusal to purchase up to such Investor’s Pro Rata Share (as defined below) (and any oversubscription, as provided below), of all (or any part) of any New Securities (as defined in the Memorandum and Articles) that the Company may from time to time issue after the date of this Agreement (the “Preemptive Right”). For purposes of this Section 7, the term “Investor” includes any Affiliates of an Investor. Each Investor shall be entitled to apportion the right of first refusal hereby granted it among itself and its partners and Affiliates in such proportions as it deems appropriate.

7.2          Pro Rata Share. Each Investor’s “Pro Rata Share” for purposes of the Preemptive Rights is the ratio of (a) the number of Ordinary Shares (including Preferred Shares on an as-converted basis, assuming full conversion and exercise of all options and other outstanding convertible and exercisable securities) held by such Investor, to (b) the total number of Ordinary Shares (including Preferred Shares on an as-converted basis, assuming full conversion and exercise of all options and other outstanding convertible and exercisable securities) then outstanding immediately prior to the issuance of New Securities giving rise to the Preemptive Rights.

7.3          New Securities. For purposes hereof, “New Securities” shall mean any New Securities (as defined in the Memorandum and Articles) issued after the date hereof, except for issuances or deemed issuances of certain Equity Securities carved out from the definition of New Securities as provided in the Memorandum and Articles.

7.4	Procedures.

7.4.1       First Participation Notice. In the event that the Company proposes to undertake an issuance of New Securities (in a single transaction or a series of related transactions), it shall give to each Investor written notice of its intention to issue New Securities (the “First Participation Notice”), describing the identities of the proposed third party subscribers and their respective Controllers, the amount and type of New Securities, the price and the general terms upon which the Company proposes to issue such New Securities. Each Investor shall have thirty (30) days from the date of receipt of any such First Participation Notice to agree in writing to purchase up to such Investor’s Pro Rata Share of such New Securities for the price and upon the terms and conditions specified in the First Participation Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Investor’s Pro Rata Share of such New Securities). If any Investor fails to so respond in writing within such thirty (30) day period, then such Investor shall forfeit the right hereunder to purchase any of such New Securities, but shall not be deemed to forfeit any right with respect to any other issuance of New Securities.

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7.4.2       Second Participation Notice; Oversubscription. If any Investor fails or declines to exercise, or if any New Securities remain available for subscription after any Investor has exercised, in full its Preemptive Rights under and in accordance with Section 7.4.1 above, the Company shall promptly give notice (the “Second Participation Notice”) to the Investors who exercised in full their Preemptive Rights (the “Oversubscription Participants”) under and in accordance with Section 7.4.1 above. Each Oversubscription Participant shall have fifteen (15) days from the date of the Second Participation Notice (the “Second Participation Period”) to notify the Company of its desire to purchase more than its Pro Rata Share of the New Securities, stating the number of the additional New Securities it proposes to buy (the “Additional Number”). Such notice may be made by telephone if confirmed in writing within two (2) Business Days. If, as a result thereof, such oversubscription exceeds the total number of the remaining New Securities available for purchase, each Oversubscription Participant will be entitled to purchase in the oversubscription only the number of remaining New Securities equal to the lesser of (a) the Additional Number and (b) the product obtained by multiplying (i) the number of the remaining New Securities available for subscription by (ii) a fraction, the numerator of which is the number of Ordinary Shares (including Preferred Shares on an as-converted basis, assuming full conversion and exercise of all options and other outstanding convertible and exercisable securities) held by such Oversubscription Participant and the denominator of which is the total number of Ordinary Shares (including Preferred Shares on an as-converted basis, assuming full conversion and exercise of all options and other outstanding convertible and exercisable securities) held by all the Oversubscription Participants.

7.5          Failure to Exercise. Upon the expiration of the Second Participation Period, or in the event no Investor exercises the Preemptive Rights within thirty (30) days following the issuance of the First Participation Notice, the Company shall have ninety (90) days thereafter to complete the sale to one or more third parties of the New Securities described in the First Participation Notice with respect to which the Preemptive Rights hereunder were not exercised at the same or a higher price and upon non- price terms not more favorable to the purchasers thereof than specified in the First Participation Notice. In the event that the Company has not issued and sold such New Securities within such ninety (90) day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Investors pursuant to this Section 7.

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8	Information and Inspection Rights.

8.1         Delivery of Financial Statements. The Company shall deliver to each Major Investor the following documents or reports:

8.1.1      within one hundred (100) days after the end of each fiscal year of the Company, a consolidated income statement and statement of cash flows for the Company for such fiscal year and a consolidated balance sheet for the Company as of the end of the fiscal year (collectively, the “Year-End Financials”), such Year- End Financials to be in reasonable detail, prepared in English and in accordance with the Accounting Standards consistently applied throughout the period. The foregoing notwithstanding, commencing with the fiscal year ended December 31, 2018, the Year-End Financials shall be audited and certified by a “Big Four” international accounting firm or other audit firm approved by the Board of Directors (including the Approval of the Preferred Directors);

8.1.2      within forty-five (45) days of the end of each fiscal quarter of each fiscal year of the Company, a consolidated unaudited income statement and statement of cash flows for such fiscal quarter and a consolidated balance sheet for the Company as of the end of such fiscal quarter, all prepared in English and in accordance with the Accounting Standards consistently applied throughout the period (except for customary year-end adjustments and except for the absence of notes);

8.1.3      within twenty-one (21) days of the end of each month, a consolidated unaudited income statement and statement of cash flows for such month and a consolidated balance sheet for the Company as of the end of such month, all prepared in English and in accordance with the Accounting Standards consistently applied throughout the period (except for customary year-end adjustments and except for the absence of notes);

8.1.4      an annual budget and business plan within thirty (30) days prior to the beginning of each fiscal year, setting forth: the projected annual budget, balance sheets, income statements and statements of cash flows for each month during such fiscal year of each Group Company and projected budgets of the Group Companies for each such month;

8.1.5      copies of all documents or other information sent to any other Shareholders and any reports publicly filed by the Company with any relevant securities exchange, regulatory authority or governmental agency, no later than five (5) days after such documents or information is distributed or filed by the Company;

8.1.6      as soon as practicable, any other information reasonably requested by any such Investor pursuant to this Section 8.1, including but not limited to information on the financial, legal, business operation, business strategy, and corporate governance aspects of the Group.

8.2         Inspection Rights. Each Major Investor shall have the right, at its own expenses, to, upon reasonable request, inspect facilities, properties, books of account, records and books of each Group Company at any time during regular working hours on reasonable prior notice to such Group Company and the right to discuss the business, operation and conditions of a Group Company with any of the Group Company’s directors, officers, employees, accountants, legal counsels and investment bankers; provided, that without prejudice to the Major Investor’s rights under this Section 8.2, the Company shall not be obligated to provide access to any Trade Secrets (excluding financial information of the Group Companies pursuant to the Section 8.1) of the Company.

8.3         Limitations. Notwithstanding anything to the contrary herein, Kunlun and China-UAE shall not be entitled to, and the Company will not provide Kunlun or China-UAE with any material nonpublic technical information,” as defined in 31 C.F.R. § 800.232, or “sensitive personal data,” as defined in 31 C.F.R. § 800.241, in the possession of the U.S. Company or any other U.S. Subsidiary of the Company.

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9	Election of Directors.

a.           Board of Directors.

9.1.1       Each Shareholder shall vote, or cause to be voted, at a regular or special meeting of Shareholders (or by written consent) all Shares owned by such Shareholder (or as to which such Shareholder has voting power) (i) to ensure that the size of the Board shall be no more than twelve (12) directors, (ii) to cause the election or re-election as Directors or Observers of the Board, and during such period to continue in office, each of the individuals designated pursuant to Section 9.1.2, Section 9.1.3 or Section 9.2, and (iii) against the election to the Board of any nominees not designated pursuant to Section 9.1.2, Section 9.1.3 or Section 9.2; provided, however, that subject to Section 10.1, such Board size may be subsequently increased or decreased pursuant to an amendment of this Agreement in accordance with Section 13.11.

9.1.2       (a) The holders of a majority of the Ordinary Shares (voting together as a single class and not including Class A Ordinary Shares issued upon conversion of Preferred Shares) shall be exclusively entitled to designate, appoint, remove, replace and reappoint at any time or from time to time six (6) directors on the Board (each, an “Ordinary Director”), and (b) (i) the Majority Series A Holders, so long as the Majority Series A Holders hold Preferred Shares constituting no less than 4% of all issued and outstanding shares of the Company (calculated on a fully-diluted and an as-converted basis and including Conversion Shares converted therefrom), shall be exclusively entitled to designate, appoint, remove, replace and reappoint at any time or from time to time one (1) director on the Board; (ii) the holders of fifty-one (51%) percent or more of the voting power of outstanding Ordinary Shares and Series A Preferred Shares (voting together as a single class and on an as-converted basis) shall be exclusively entitled to designate, appoint, remove, replace and reappoint at any time or from time to time one (1) director on the Board; (iii) 5Y Capital, so long as it holds Preferred Shares constituting no less than 4% of all issued and outstanding shares of the Company (calculated on a fully-diluted and as-converted basis and including Conversion Shares converted therefrom), shall be exclusively entitled to designate, appoint, remove, replace and reappoint at any time or from time to time one (1) director on the Board; (iv)    CVP, so long as it holds Preferred Shares constituting no less than 4% of all issued and outstanding shares of the Company (calculated on an as-converted basis and including Conversion Shares converted therefrom), shall be exclusively entitled to designate, appoint, remove, replace and reappoint at any time or from time to time one (1) director on the Board; (v)   TMC, so long as it holds Preferred Shares constituting no less than 4% of all issued and outstanding shares of the Company (calculated on an as-converted basis and including Conversion Shares converted therefrom), shall be exclusively entitled to designate, appoint, remove, replace and reappoint at any time or from time to time one (1) director on the Board; and (vi) OTPP, so long as it holds Preferred Shares constituting no less than 4% of all issued and outstanding shares of the Company (calculated on an as-converted basis and including Conversion Shares converted therefrom), shall be exclusively entitled to designate, appoint, remove, replace and reappoint at any time or from time to time one (1) director on the Board (each such director appointed pursuant to (i), (ii), (iii), (iv), (v) and (vi) above, a “Preferred Director” and together, the “Preferred Directors”). The Parties further agree that, so long as OTPP does not, directly or indirectly, Transfer (as defined in the Right of First Refusal & Co-Sale Agreement) any of the Preferred Shares it now or thereafter directly or indirectly owns or holds, OTPP shall be entitled to designate, appoint, remove, replace and reappoint at any time or from time to time one (1) director on the Board during the period commencing from November 16, 2020 and ending on November 16, 2022 of this Agreement notwithstanding the shareholding requirement as set forth in Section 9.1.2(vi).

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9.1.3       Each of the Majority Series A Holders, 5Y Capital, Nio, Legend Capital, CVP, TMC and OTPP, so long as it ceases to be entitled to designate, appoint, remove, replace and reappoint any director on the Board pursuant to Section 9.1.2 (if applicable) and so long as it holds Preferred Shares constituting no less than 2% of all issued and outstanding shares of the Company (calculated on a fully-diluted and as-converted basis and including Conversion Shares converted therefrom), shall be entitled to designate, appoint, remove, replace and reappoint one (1) Observer.

9.2         Election of Directors.

9.2.1       In any election of directors of the Company to elect the Ordinary Directors, Shareholders holding Ordinary Shares shall each vote at any regular or special meeting of Shareholders (or by written consent) all Ordinary Shares then owned by them (or as to which they then have voting power) to elect six (6) Ordinary Directors. One of the Ordinary Directors shall be the Company’s CEO (the “CEO Director”), initially Jun Peng; provided, that if for any reason the CEO Director shall cease to serve as the Company’s CEO, Shareholders holding Ordinary Shares shall promptly vote their respective shares (a) to remove the former CEO from the Board if such person has not resigned as a member of the Board and (b) to elect such person’s replacement as CEO of the Company as appointed by the Board (excluding such former CEO Director) as the new CEO Director. The other Ordinary Directors shall be the designees of the holders of a majority of the then outstanding Ordinary Shares not issued upon conversion of Preferred Shares. The CEO Director shall initially have two (2) votes for any matters to be resolved by the Board and the other five (5) Ordinary Directors shall each have one (1) vote for any matters to be resolved by the Board; provided, however, if less than five (5) such other Ordinary Directors are actually appointed, then the CEO Director shall be entitled to such number of votes exceeding two (2) votes as would result in the Ordinary Directors having a total of seven (7) votes.

9.2.2       In any election of directors of the Company to elect the Preferred Directors, Shareholders holding Preferred Shares or Ordinary Shares shall each vote, as a separate class if applicable, at any regular or special meeting of Shareholders (or by written consent) all Preferred Shares or Ordinary Shares then owned by them (or as to which they then have voting power) in support of the election of the (a) Preferred Directors nominated or designated pursuant to Section 9.1.2 above; and (b) Observers nominated or designated pursuant to Section 9.1.3 above. Each Preferred Director shall have one (1) vote for any matters to be resolved by the Board.

9.3         Voting Agreements.

9.3.1       Any Director designated pursuant to Section 9.1.2 may be removed from the Board, either for or without cause, only upon the vote or written consent of the Person or group of Persons then entitled to designate such Director pursuant to Section 9.1.2, and the Parties agree not to seek, vote for or otherwise effect the removal of any such Director without such vote or written consent. Any Person or group of Persons then entitled to designate any individual to be elected as a Director on the Board shall have the exclusive right at any time or from time to time to remove any such Director occupying such position and to fill any vacancy caused by the death, disability, retirement, resignation or removal of any Director occupying such position or any other vacancy therein, and each other Party agrees to cooperate with such Person or group of Persons in connection with the exercise of such right. Each holder of voting securities of the Company agrees to always vote such holder’s respective voting securities of the Company at a meeting of the members of the Company (and give written consents in lieu thereof) in support of the foregoing.

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9.3.2       Each Shareholder agrees to vote or cause to be voted all Shares owned by such Shareholder, or over which such Shareholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to increase the number of authorized Class A Ordinary Shares from time to time to ensure that there will be sufficient Class A Ordinary Shares available for conversion of all of the Preferred Shares outstanding at any given time.

9.4         Subsidiary Board. Upon the request of Majority Preferred Holders, each Group Company shall, and the Parties hereto (other than the Investors) shall cause each Group Company to, (a) have a board of directors or similar governing body (the “Subsidiary Board”), (b) ensure that the authorized size of each Subsidiary Board at all times be the same authorized size as the board of directors of the Company, and (c) ensure that the composition of each Subsidiary Board to at all times consist of the same persons as directors as those then on the board of directors of the Company.

9.5         Committees of the Board. The Company shall establish and maintain thereafter a compensation committee of the board of directors (the “Compensation Committee”) if deemed necessary by the Board. The Compensation Committee shall propose the key terms of the Company’s share incentive plans (including the ESOP) and form award agreements to the board of directors of the Company for approval and adoption by the directors in accordance with Section 10.3 and (if required by applicable Laws or the Memorandum and Articles) the shareholders of the Company and shall have the power and authority to (a) administer the Company’s share incentive plans (including the ESOP) and to grant options and other awards thereunder, and (b) approve the remuneration package, employment agreements, severance agreements, and stock option agreements for any legal representative or any member of the senior management of any Group Company, including without limitation the CEO, the chief operating officer, the chief financial officer, the CTO, and any other management member at or above the level of vice president or comparable position, and shall have such other powers and authorities as the board of directors of the Company shall delegate to it. In addition, the Company may also establish and maintain other committees of the board of directors if deemed to be necessary by the directors of the Board, and each director of the Board shall have the right, but not the obligation, to sit on the Compensation Committee and any such other committee. Without prejudice to Section 10, any actions taken by any committee of the board of directors of the Company (including the Compensation Committee) shall be approved by a majority of the members of such committee. The Preferred Directors shall have the right to be members of any committee of the Board and, without prejudice to Section 10, any matter to be approved by any committee of the Board requires the Approval of the Preferred Directors.

9.6         Expenses. The Company will promptly pay or reimburse each non-employee Board member (including the Observers) for all reasonable out-of-pocket expenses incurred in connection with attending board or committee meetings and otherwise performing their duties as directors, observers and committee members of the Board.

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9.7          Director Indemnification. To the maximum extent permitted by the Law of the jurisdiction in which the Company is organized, the Company shall indemnify and hold harmless each of its Directors and shall comply with the terms of the Indemnification Agreements, and at the request of any Director who is not a party to an Indemnification Agreement, shall enter into an indemnification agreement with such director in similar form to the Indemnification Agreements.

9.8          Board Meetings. The Directors may participate in a meeting of the Board or of any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. A Director may (as contemplated in the Memorandum and Articles) by a written instrument appoint an alternate who need not be a Director, and an alternate is entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director.

9.9          Power of Observers. The Observers shall be entitled to receive notices, minutes, and all other materials in relation to the meetings of the Board and of each committee thereof at the same time as such notices, minutes and other materials are provided to the members of the Board or such committee. The Observers may participate in a meeting of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other at the same time. An Observer may be represented at any meetings of the Board of Directors by a proxy appointed in writing by him. The Observers have the right to give advice and suggestions to the Board but have no right in any way to vote on any matters determined by any resolutions.

10	Protective Provisions.

10.1        Acts of the Group Companies Requiring Approval of the Preferred Holders. Regardless of anything else contained herein or in the Charter Documents of any Group Company, no Group Company shall take, permit to occur, approve, authorize, or agree or commit to do any of the following, and each Party (other than the Investors) shall procure each Group Company not to, and the shareholders of each Group Company (other than the Investors) shall procure such Group Company not to, take, permit to occur, approve, authorize, or agree or commit to do any of the following, whether in a single transaction or a series of related transactions, whether directly or indirectly, and whether or not by amendment, merger, consolidation, scheme of arrangement, amalgamation, or otherwise, unless the written approval of the holders of seventy percent (70%) or more of the voting power of the then outstanding Preferred Shares (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised, and voting together as a single class and on an as-converted basis) has been obtained:

10.1.1     any amendment or modification to or waiver under any of the Charter Documents of any Group Company, except such amendment, modification or waiver that is primarily in relation to the ordinary business of such Group Company and would not adversely affect the rights or preferences of the Preferred Shares;

10.1.2     any change of the authorized size or composition of the board of directors of any Group Company, other than any change to the composition of such board of directors in compliance with Section 9, or the manner in which any Group Company’s directors are appointed;

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10.1.3     any declaration, setting aside or payment of a dividend or other distribution on any Ordinary Share or Preferred Share;

10.1.4     any transaction outside the ordinary course of business involving any Group Company and any of such Group Company’s employees, officers, directors or shareholders or any Affiliate of any of such employees, officers, directors or shareholders;

10.1.5     any change to the number of Shares reserved for issuance under the ESOP;

10.1.6     effect any of the foregoing with respect to any Group Company, as applicable; or

10.1.7     agree or commit to do any of the foregoing.

Notwithstanding anything to the contrary contained herein or in the Charter Documents of any Group Company, where any act listed in Sections 10.1.1 through 10.1.7 above may be approved by a Special Resolution (as defined in the Memorandum and Articles pursuant to the Statute (as defined in the Memorandum and Articles)), and if the Shareholders vote in favor of such act but the approval of the holders of seventy percent (70%) or more of the voting power of the then outstanding Preferred Shares (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised, and voting together as a single class and on an as-converted basis) has not yet been obtained, then each holder of the Preferred Shares who voted against such act shall, in such vote, have the voting rights equal to the aggregate voting power of all the Shareholders who voted in favor of such act plus one (1).

10.2       Acts of the Group Companies Requiring Approval by Each Series Majority Preferred Holders. Regardless of anything else contained herein or in the Charter Documents of any Group Company, no Group Company shall take, permit to occur, approve, authorize, or agree or commit to do any of the following, and each Party (other than the Investors) shall procure each Group Company not to, and the shareholders of each Group Company (other than the Investors) shall procure such Group Company not to, take, permit to occur, approve, authorize, or agree or commit to do any of the following, whether in a single transaction or a series of related transactions, whether directly or indirectly, and whether or not by amendment, merger, consolidation, scheme of arrangement, amalgamation, or otherwise, unless approved in writing by Each Series Majority Preferred Holders; provided, further, that (x) for the matters set out in subsections 10.2.1 and 10.2.2 below, to the extent that such action would not reasonably be expected to change the rights, preferences, privileges or powers of any series of Preferred Shares, then the approval of the holders of fifty-one percent (51%) or more of the voting power of the then outstanding Preferred Shares of such series (assuming the full exercise of the Series D Warrants to the extent that any Series D Warrant remains exercisable but not yet fully exercised) voting together as a single class and on an as converted basis would not be required and (y) the approval of the Majority Series C+ Holders shall not be required for any matter referred to in subsection 10.2.7 unless such matter also constitutes a matter referred to in subsection 10.2.8:

10.2.1    any amendment or change of the rights, preferences, privileges, powers, limitations or restrictions of or concerning, or the limitations or restrictions provided for the benefit of, the Preferred Shares;

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10.2.2    any action that reclassifies any outstanding shares into shares having rights, preferences, privileges, powers, limitations or restrictions senior to or on a parity with any series of Preferred Shares in issue, whether as to liquidation, conversion, dividend, voting, redemption or otherwise;

10.2.3    any action that creates, authorizes or issues (a) any class or series of Equity Securities having rights, preferences, privileges or powers superior to or on a parity with any Preferred Shares, whether as to liquidation, conversion, dividend, voting, redemption, or otherwise, or any Equity Securities convertible into, exchangeable for, or exercisable into any Equity Securities having rights, preferences, privileges or powers superior to or on a parity with any Preferred Shares, whether as to liquidation, conversion, dividend, voting, redemption or otherwise, (b) any additional Preferred Shares, (c) any other Equity Securities of the Company except for the Conversion Shares, or (d) any Equity Securities of any other Group Company; provided, however, that this restriction shall not apply to: (i) the creation, authorization or issuance of Class A Ordinary Shares issuable upon conversion of the Preferred Shares, or (ii) the issuance of options or other equity-based awards and the Shares underlying such awards to any Group Company’s employees, directors and consultants pursuant to the ESOP, (iii) issuance of any Equity Securities of the Company pursuant to the Series D Warrants and the Warrant, or (iv) the issuance of Equity Securities in connection with any equity fundraising of the Company that does not otherwise require the approval of Each Series Majority Preferred Holders pursuant to subsection 10.2.9 or the approval of the Majority Series C+ Holders pursuant to subsection 10.2.11;

10.2.4    any purchase, repurchase, redemption or retirements of any Equity Security of any Group Company other than (a) the purchase, repurchase or redemption of Equity Securities from employees, officers, directors, consultants or other persons performing services for the Company or any of its Subsidiaries pursuant to agreements approved by the Board (including the Approval of the Preferred Directors) under which the Company has the option to purchase, repurchase or redeem such Equity Securities upon the occurrence of certain events, such as the termination of employment or service, or pursuant to a right of first refusal, or (b) the conversion or redemption of Preferred Shares pursuant to the Memorandum and Articles (including any purchase or repurchase of Shares to effect the conversion of the Preferred Shares into Class A Ordinary Shares); provided, however, that this restriction shall not apply to the issuance of Equity Securities in connection with any equity fundraising of the Company that does not otherwise require the approval of Each Series Majority Preferred Holders pursuant to subsection 10.2.9 or the approval of the Majority Series C+ Holders pursuant to subsection 10.2.11;

10.2.5    any liquidation, dissolution or winding up of any Group Company, Share Sale, Change of Control Event, Deemed Liquidation Event or any merger, amalgamation, scheme of arrangement or consolidation of any Group Company with any Person, the division of any Group Company, the purchase or other acquisition by any Group Company of all or substantially all of the assets, equity or business of another Person, or the reduction of share capital of any Group Company;

10.2.6    any IPO other than Qualified IPO concerning any of the Group Companies;

10.2.7    any appointment, change or replacement of the Company’s CEO or CTO;

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10.2.8    with respect to the vote or consent of the Majority Series C+ Holders only, any appointment, change or replacement outside of the ordinary course of business of the Company’s CEO or CTO within two years from November 16, 2020;

10.2.9    any equity or equity-linked fundraising of the Company with a pre-money valuation of the Company for such fundraising of lower than US$2,960,500,000 (or, with respect to the vote or consent of the Majority Series C+ Holders only, lower than US$4,000,000,000, or, with respect to the veto or consent of the Majority Series D Holders only, not more than US$8,500,000,000), and the proposed proceeds from such fundraising of more than US$50,000,000;

10.2.10   cease to conduct or carry on the business of any Group Company substantially as now conducted; or

10.2.11   with respect to the vote or consent of the Majority Series C+ Holders only, any equity or equity-linked fundraising of the Company which would result in OTPP ceasing to constitute the Majority Series C+ Holders.

Notwithstanding anything to the contrary contained herein or in the Charter Documents of any Group Company, where any act listed in Sections 10.2.1 through 10.2.11 above may be approved by a Special Resolution (as defined in the Memorandum and Articles pursuant to the Statute (as defined in the Memorandum and Articles)), and if the Shareholders vote in favor of such act but the approval of Each Series Majority Preferred Holders and/or the Majority Series C+ Holders (as applicable) has not yet been obtained, then each holder of the Preferred Shares who voted against such act shall, in such vote, have the voting rights equal to the aggregate voting power of all the Shareholders who voted in favor of such act plus one (1).

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10.3       Acts of the Group Companies Requiring Board Approval. Regardless of anything else contained herein or in the Charter Documents of any Group Company, no Group Company shall take, permit to occur, approve, authorize, or agree or commit to do any of the following, and each Party (other than the Investors) shall procure each Group Company not to, and the shareholders of each Group Company shall procure such Group Company not to, take, permit to occur, approve, authorize, or agree or commit to do any of the following, whether in a single transaction or a series of related transactions, whether directly or indirectly, and whether or not by amendment, merger, consolidation, scheme of arrangement, amalgamation, or otherwise, unless approved by the Board (in the case of Section 10.3.1 to Section 10.3.7, which approval shall also include the Approval of the Preferred Directors; in the case of Section 10.3.8, which approval shall also include the approval of more than one half (1/2) of the Preferred Directors; in the case of Section 10.3.9, which approval shall also include the approval of more than one half (1/2) of the Preferred Directors who do not have any conflict of interest with respect to such matter; in the case of Sections 10.3.10 and 10.3.11, which approval shall also include the Approval of the Preferred Directors, the approval of more than one half (1/2) of the Preferred Directors or the approval of more than one half (1/2) of the Preferred Directors who do not have any conflict of interest with respect to such matter (as applicable); and, in the case of adoption or amendment of annual budget in Section 10.3.2, to the extent the use of the TMC Proceeds is involved in the annual budget, includes the approval of the director appointed by TMC, which approval shall not be unreasonably withheld to the extent that the use of the TMC Proceeds in such annual budget is consistent with the provisions of Schedule H to the TMC Purchase Agreement):

10.3.1    the adoption or termination of the ESOP, or equivalent, for the benefit of the Company’s employees, directors and consultants and the amendment to any terms and conditions thereof;

10.3.2    adopt or amend any Group Company’s annual budget or business plan;

10.3.3    enter into any of the following transactions (in a single transaction or a series of related transactions): (i) the incurrence of any Indebtedness exceeding US$20,000,000 in the aggregate; (ii) the purchase or disposal of any Group Company’s business or assets exceeding US$20,000,000 in the aggregate; (iii) the extension by any Group Company of any loan or guarantee for Indebtedness to any third-party in an amount exceeding US$20,000,000 in the aggregate; (iv) an equity or equity-linked investment in any third-party other than the Group Companies in an amount exceeding US$20,000,000; or (v) any transaction that is outside the ordinary course of business in an amount exceeding US$20,000,000 or involves an exclusive relationship;

10.3.4    increase the compensation of any of the five (5) most highly compensated employees of any Group Company by more than fifty percent (50%) within any twelve (12) month period, or increase the compensation of any Principals by more than fifty percent (50%) within any twelve (12) month period;

10.3.5    appoint or remove the auditors of any Group Company, or make any material change in any Group Company’s Accounting Standards, accounting and financial policies and procedures;

10.3.6    change any material part of any Group Company’s business or enter into any new businesses substantially outside of its business as currently conducted;

10.3.7    initiate or settle any material litigation or arbitration;

10.3.8    any material amendment or modification to, or waiver under, any Control Document which would result in the Company losing Control of any Domestic Company, or termination of any Control Document;

10.3.9    any equity or equity-linked fundraising of the Company from any Governmental Body of the PRC;

10.3.10  effect any of the foregoing, as applicable, with respect to any Group Company, or any Subsidiary or Affiliate of the Company; or

10.3.11  agree or commit to do any of the foregoing.

Notwithstanding anything to the contrary contained herein or in the Charter Documents of any Group Company, where any act listed in Sections 10.3.1 through 10.3.11 above may be approved by a Special Resolution (as defined in the Memorandum and Articles pursuant to the Statute (as defined in the Memorandum and Articles)), and if the Approval of the Preferred Directors, the approval of more than one half (1/2) of the Preferred Directors who do not have any conflict of interest with respect to such act and/or the approval of the director appointed by TMC (as applicable) has not yet been obtained, and where a meeting of shareholders is convened to consider such matters, the holders of the then outstanding Shares voting against the resolution shall have, in such vote, the same number of votes as all Shareholders of the Company who vote in favor of the resolution plus one (1).

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 10.4      Acts of the Company Requiring Consultation with the Majority Series C+ Holders. Regardless of anything else contained herein or in the Charter Documents of any Group Company, the Company shall not take, permit to occur, approve, authorize, or agree or commit to do any of the following, and each Party (other than the Investors) shall procure the Company not to, and the shareholders of the Company (other than the Investors) shall procure the Company not to, take, permit to occur, approve, authorize, or agree or commit to do any of the following, whether in a single transaction or a series of related transactions, whether directly or indirectly, and whether or not by amendment, merger, consolidation, scheme of arrangement, amalgamation, or otherwise, unless the Company has consulted with the Majority Series C+ Holders in good faith:

10.4.1     any appointment, change or replacement within the ordinary course of business of the Company’s CEO or CTO within two years from November 16, 2020; or

10.4.2     any appointment, change or replacement of the Company’s CEO or CTO after the expiry of two years from November 16, 2020.

10.5        Acts of the Group Companies Requiring Approval by Majority Series D Holders. Regardless of anything else contained herein or in the Charter Documents of any Group Company, no Group Company shall take, permit to occur, approve, authorize, or agree or commit to do any of the following, and each Party (other than the Investors) shall procure each Group Company not to, and the shareholders of each Group Company (other than the Investors) shall procure such Group Company not to, take, permit to occur, approve, authorize, or agree or commit to do any of the following, whether in a single transaction or a series of related transactions, whether directly or indirectly, and whether or not by amendment, merger, consolidation, scheme of arrangement, amalgamation, or otherwise, unless approved in writing by Majority Series D Holders:

10.5.1     any action by any Group Company in violation of applicable Law or requirement or order of competent Government Authorities, which is reasonably expected to cause a material adverse change in the prospects, condition or business of the Group, taken as a whole; or

10.5.2     any decision by the Company to pursue an IPO in the U.S. which (a) is in violation of applicable PRC Laws or (b) will or could reasonably be expected to result in investigation on the Group by any PRC Governmental Authority.

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11	Drag-Along Right

11.1         In the event that (a) Majority Preferred Holders and (b) the holders of a majority of the Ordinary Shares (voting together as a single class, and not including Class A Ordinary Shares issued upon conversion of Preferred Shares or otherwise held by any holder of Preferred Shares), each voting as separate classes (collectively, the “Drag Holders”) approve a Deemed Liquidation Event to any Person (the “Offeror”) that values the Company at no less than US$10,000,000,000 (the “Approved Sale”), then at the written request of the Drag Holders the Company shall promptly notify in writing each other holder of Equity Securities of the Company that is a Party of such approval and the material terms and conditions of such proposed Approved Sale, whereupon each such holder shall, in accordance with written instructions received from the Company at the written direction of the Drag Holders:

11.1.1     in the event such transaction is to be brought to a vote at a shareholder meeting, after receiving proper notice of any meeting of shareholders of the Company, vote on the approval of the Approved Sale, be present, in person or by proxy, as a holder of shares of voting securities, at all such meetings and be counted for the purposes of determining the presence of a quorum at such meetings;

11.1.2     vote (in person, by proxy or by action by written consent, as applicable) all Shares in favour of such Approved Sale and in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Approved Sale;

11.1.3     refrain from exercising any dissenters’ rights or rights of appraisal under applicable Law at any time with respect to such Approved Sale;

11.1.4     execute and deliver all related documentation and take such other action in support of the Approved Sale of the Company as shall reasonably be requested in writing by the Company;

11.1.5     execute and deliver all related documentation and take such other action in support of the Approved Sale as shall reasonably be requested in writing by the Company or the Drag Holders;

11.1.6     if the Approved Sale is structured as a Share Sale, sell all (but not part) of his, her or its Shares, and, except as permitted in Section 11.2 below, on the same terms and conditions as the Drag Holders; and

11.1.7     not deposit, and shall cause its Affiliates not to deposit, except as provided in this Agreement, any Shares owned by such shareholder or Affiliate in a voting trust or subject any such Shares to any arrangement or agreement with respect to the voting of such Shares, unless specifically requested in writing to do so by the Offeror in connection with the Approved Sale.

11.2       Notwithstanding the foregoing, a shareholder will not be required to comply with Section 11.1 above in connection with any proposed Deemed Liquidation Event (the “Proposed Sale”) unless (a) upon the consummation of the Proposed Sale, (i) each holder of each class or series of the Company’s share capital will receive the same form of consideration for its shares of such class or series as is received by other holders in respect of their shares of such same class or series of share capital, (ii) each holder of a series of Preferred Shares will receive the same amount of consideration per share of such series of Preferred Shares as is received by other holders in respect of their shares of such same series, (iii) each holder of Ordinary Shares will receive the same amount of consideration per Ordinary Share as is received by other holders in respect of their Ordinary Shares, and (iv) the aggregate consideration receivable by all holders of Preferred Shares and Ordinary Shares shall be allocated among the holders of Preferred Shares and Ordinary Shares on the basis of the relative liquidation preferences to which the holders of each respective series of Preferred Shares and the holders of Ordinary Shares are entitled in a Deemed Liquidation Event in accordance with the Memorandum and Articles in effect immediately prior to the Proposed Sale and (b) such shareholder will (x) only be required to provide customary fundamental representations and warranties relating to its capacity, the enforceability of the relevant transaction documents against it and the title and ownership of the Shares to be transferred by it and will not be required to provide representations and warranties on the business or assets of the Group or on any Group Company and (y) not be obliged to pay any amount with respect to any liabilities arising from the representations and warranties made by it in excess of its share of the total consideration paid by the Offeror.

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11.3        To the extent that any Shareholder is obligated but fails to take any of the actions set out in Section 11.1 after reasonable written notice thereof by the Company, such Shareholder hereby grants an irrevocable power of attorney and proxy to any Director approving the Approved Sale to take all necessary actions and execute and deliver all documents deemed by such Director to be reasonably necessary to effectuate the terms of this Section 11.

11.4        None of the transfer restrictions set forth in the Right of First Refusal & Co-Sale Agreement, the Memorandum and Articles and any other Transaction Documents shall apply in connection with an Approved Sale, notwithstanding anything in the Right of First Refusal & Co-Sale Agreement, the Memorandum and Articles and any other Transaction Documents to the contrary.

12	Additional Covenants.

12.1         SAFE Registration. If any holder or beneficial owner of any Equity Security of the Company (other than any direct or indirect holder or beneficial owner of any of the Investors) (each, a “Security Holder”) is a “Domestic Resident (境内居民)” as defined in Circular 37 or any other applicable SAFE Rules and Regulations and is subject to the SAFE registration or reporting requirements under Circular 37, each such Security Holder shall, and the Parties (other than the Investors) shall use their commercially reasonable efforts to cause such Security Holder to, comply with the applicable SAFE registration or reporting requirements under SAFE Rules and Regulations.

12.2        Compliance with Laws.

12.2.1     Each of the Group Companies shall, and the Principals and the Principal Holding Companies shall use their commercially reasonable efforts to cause the Group Companies to, conduct their respective businesses in compliance with all applicable Laws in all material respects, including but not limited to the California Vehicle Code, the California Adopted Regulations for Testing of Autonomous Vehicles by Manufacturers, any requirements for filing, renewal or keeping validity of Required Governmental Consents (as defined in Section 12.2.4 below), applicable PRC and U.S. Laws regarding corporate governance, surveying and mapping, road testing, software, advertisement, anti-monopoly and competition, cybersecurity and data protection, foreign investments, corporate registration and filing, import, economic sanctions and export controls, customs administration, foreign exchange, telecommunications and artificial intelligence, intellectual property rights, labor and social welfare and benefit (including housing fund contribution), taxation, and applicable anti-money laundering statutes of all jurisdictions, including, without limitation, all U.S. anti-money laundering Laws, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the “Money Laundering Laws”). The Group Companies shall duly and promptly obtain, make and maintain in effect all material Consents from the relevant Governmental Authority or other Person required in respect of the due and proper establishment and operations of each Group Company as conducted from time to time in accordance with applicable Laws.

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12.2.2     Each of the Group Companies covenants that it shall not, and shall not permit any of its Subsidiaries or Affiliates or any of its or their respective directors, administrators, officers, managers, board of directors, (supervisory and management) members, employees, independent contractors, representatives or agents to, promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, any third party, including any non-U.S. official, in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further covenants that it shall, and shall cause each of its Subsidiaries and Affiliates to, cease all of its or their respective activities, as well as remediate any actions taken by the Company, its Subsidiaries or Affiliates, or any of its or their respective directors, administrators, officers, managers, board of directors, (supervisory and management) members, employees, independent contractors, representatives or agents, that may be considered to be in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further covenants that it shall, and shall cause each of its Subsidiaries and Affiliates to, maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure it maintains accurate books and records and is in compliance with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law.

12.2.3     None of the Group Companies shall directly or indirectly (a) take any action in furtherance of any boycott unsanctioned by the United States; (b) engage in transactions or dealings with any Governmental Authority, agent, representative or resident, domicile or national of, or any entity based, located or resident in any of the following countries and regions: Crimea, Cuba, Iran, Syria, the Democratic People’s Republic of Korea, Venezuela or any other country or region sanctioned by the Office of Foreign Assets Control of the U.S. Department of Treasury (“OFAC”); or (c) otherwise engage in transactions with any entity or person that is on or affiliated with any target on the United States Commerce Department’s Denied Parties List, Entity List or Unverified List; the U.S. Department of Treasury’s Specially Designated Nationals and Blocked Persons List, or any other list of sanctioned Persons maintained by OFAC; the United States Department of State’s Debarred List; any sanctions list administered by the United Kingdom, Canada, the European Union, or the United Nations; or (d) otherwise engage in transactions or dealings with any Person with whom such transactions or dealings, including exports and re-exports, are restricted by a United States Governmental Authority, including, in each clause above, any updates or revisions to the foregoing and any newly published rules and any person that is owned or controlled by any one or more Persons described in clause (b) or (c) above; or (e) receive unlicensed donations or engage in financial transactions with respect to which the Company or any Group Company knows or has reasonable cause to believe that the financial transaction poses a risk of furthering terrorist attacks anywhere in the world.

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12.2.4     Without limiting the generality of the foregoing, each of the Group Companies shall ensure that all the required Consents and registrations with the relevant Governmental Authorities so required by them shall be duly obtained or completed in accordance with the relevant rules and regulations, including without limitation any such filings and registrations with the Ministry of Commerce, the Ministry of Industry and Information Technology, China Company Registration Authority (including the State Administration of Industry and Commerce or the State Administration for Market Regulation as the successor of the foregoing, as the case may be), the SAFE, National Development and Reform Commission, the Ministry of Culture and Tourism, the Ministry of Natural Resources, the Ministry of Public Security, the Ministry of Transport, the State Radio and Television Administration, any tax bureau, customs authorities, the Department of Motor Vehicles of the State of California, the Public Utilities Commission of the State of California, the U.S. Department of Commerce’s Bureau of Industry and Security and the local counterpart of each of the aforementioned Governmental Authorities, in each case, as applicable (or any predecessors thereof, as applicable) (collectively, the “Required Governmental Consents”). To the extent that operations of any Group Company rely on the navigation digital map production and survey license (“Mapping License”) of the Mapping Service Provider as defined in the Purchase Agreement, and such Group Company’s contractual relationship with such Mapping Service Provider, each such Group Company shall use its commercially reasonable efforts to monitor the validity of the Mapping Service Provider’s Mapping License and exercise its rights under the contract with the Mapping Service Provider and seek another Mapping Service Provider promptly or apply for the Mapping License on its own or any other available approaches without causing disruption to the Business if the current Mapping Service Provider loses its qualification.

12.3       United States Tax Matters.

12.3.1    Unless approved by Each Series Majority Preferred Holders and China-UAE, the Company will not take any action inconsistent with the treatment of the Company as a corporation for U.S. federal income tax purposes and will not elect to be treated as an entity other than a corporation for U.S. federal income tax purposes.

12.3.2     The Company shall promptly provide each Investor that either has provided a U.S. mailing address to the Company or has requested in writing to be treated as a “U.S. Shareholder” for purposes of Section 12.3 of this Agreement, with written notice if it (or any Group Company) becomes aware that it is a “controlled foreign corporation” (within the meaning of Section 957 of the Code) (“CFC”). The Company shall be treated as having become aware that it is a CFC only upon determination by and notification to it by its U.S. tax advisors, which determination shall be deemed conclusive for purposes of this Section 12.3.2. Each Investor shall cooperate with the Company to provide information about such Investor and their partners in order to enable the Company to determine the status of each Investor and/or any of their partners as a U.S. Shareholder. The Company shall, upon the reasonable request of an Investor, furnish on a timely basis all necessary information reasonably requested by such Investor in writing to satisfy its U.S. federal income tax return filing requirements, if any, arising from its investment in the Company and relating to the Company or any Group Company's classification as a CFC. If any Group Company ceases to be a CFC at any time, the Company will provide prompt written notice to Investors. To the extent the Company deems necessary, the Company shall appoint any designated accounting firm, or any successor to a combination of any one of these firms with another public accounting firm, to determine its status as a CFC based on available information, and to prepare and to submit such information to its Investors.

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12.3.3     The Company shall (a) annually make a reasonable determination, within one-hundred and twenty (120) days after the end of each taxable year, with respect to such taxable year, as to whether it believes that the Company is a PFIC (including whether any exception to PFIC status may apply), and (b) if the Company so determines that it believes that it is a PFIC for such taxable year, then the Company shall inform each Investor of its determination and, with respect to each Investor who establishes to the satisfaction of the Company that such Investor is, or would be but for the QEF Election defined below, a Person to whom the PFIC rules of Section 1291 of the Code apply, provide such information reasonably available to the Company as such Investor may reasonably request (or has reasonably requested in prior years) in writing to permit such Investor to elect to treat the Company and/or any such entity (including a subsidiary of the Company) as a “qualified electing fund” (within the meaning of Section 1295 of the Code) (a “QEF Election”) for U.S. federal income tax purposes with respect to such Investor. The Company shall also make commercially reasonable efforts to provide any and all other information that is reasonably deemed necessary by such Investor to comply with the provisions of this Section 12.3.3 or any U.S. federal income tax law. To the extent the Company deems necessary, the Company shall appoint any designated accounting firm, or any successor to a combination of any one of these firms with another public accounting firm, to determine its status as a PFIC and to prepare and to submit such information.

12.3.4     The Company shall, upon a reasonable written request of any Investor, comply and cause the Group Companies to comply with all record-keeping, reporting, and other requests reasonably necessary for the Company and each Group Company to allow such Investor to comply with any applicable U.S. federal income tax law.

12.4        PRC Tax Matters. In the event that, during the period in which Investors or any of its successors or assigns holds Shares in the Company, the Company is classified by the PRC tax authority in charge as a “resident enterprise” of China, as defined by Article 2 of the PRC Enterprise Income Tax Law, as amended from time to time (a “PRC Resident Enterprise”), the Company shall provide each of such Investors or its successors or assigns written notice as soon as reasonably practicable. The Company will use its commercially reasonable efforts to arrange its management activities in such a way as to avoid being a PRC Resident Enterprise in each taxable year during the period in which Investors or any of its successors or assigns holds Shares in the Company, including holding all meetings of the board of directors of the Company outside the PRC and such additional efforts as are deemed prudent under applicable Laws; provided, however, that such additional efforts do not cause undue burden on the Company or its officers including but not limited to requiring the officers of the Company to move their residency outside the PRC.

12.5	Stock Option Plan.

12.5.1     Without prejudice to Section 10, unless otherwise approved by the Board (including the Approval of the Preferred Directors or the Compensation Committee), all future shares, options or other securities or awards granted or issued under the ESOP shall vest as follows: twenty five percent (25%) thereof shall vest at the first anniversary of the date when such shares, options or other securities or awards are granted or issued with the remaining vesting evenly in monthly installments over the next thirty-six (36) months.

12.5.2    Without prejudice to Section 10, no issuances or grants will be made under any ESOP unless such ESOP contains terms and conditions reasonably satisfactory to the Approval of the Preferred Directors or the Compensation Committee, which, among other things, shall provide for the Company’s right to repurchase any and all unvested Shares, options or other securities or awards granted thereunder at a price equivalent to the actual cost under certain circumstances and shall include transfer restrictions prior to a Qualified IPO.

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12.5.3     As soon as practicable after the date hereof, each of the Group Companies shall obtain all authorizations, consents, orders and approvals of all Governmental Authorities that may be or become necessary to effectuate the Company’s share incentive plan in the PRC in accordance with PRC Law; provided, that the Company shall not grant any awards or issue any Shares pursuant to the Company’s share incentive plan to any grantee in the PRC if any required or appropriate authorization, consent, order or approval of any Governmental Authority in connection with such grant or issuance has not been obtained.

12.6       Confidentiality.

12.6.1     The terms and conditions of the Transaction Documents and all exhibits, restatements and amendments hereto and thereto (collectively, the “Confidential Information”), including their existence, shall be considered confidential information and shall not be disclosed by any of the Parties to any other Person except as permitted in accordance with the provisions set forth below.

(a)       Press Release. None of the Parties hereto shall issue a press release or make any public announcement or other public disclosure with respect to any of the transactions contemplated herein or in any other Transaction Document without obtaining the prior written consent of each Investor, or use the name of such Investor or any of its Affiliates without obtaining in each instance the prior written consent of such Investor, in each instance such consent not to be unreasonably withheld.

(b)       Permitted Disclosure. Notwithstanding the foregoing: (i) the Company may disclose the existence or content of any of the Confidential Information to its current or bona fide prospective investors, employees, investment bankers, lenders, accountants and attorneys, in each case only where such Persons are under appropriate nondisclosure obligations imposed by professional ethics law or otherwise; (ii) each Investor may, without any Party’s consent and with the prior written notification to the other Parties hereto (it being acknowledged by the Parties that OTPP hereby notifies the other Parties that OTPP will disclose its investment in the Company and use the Company’s logo and trademark in relation thereto on or after the date hereof), disclose such Investor’s investment in the Company to other Persons or to the public at its sole discretion and in relation thereto may use the Company’s logo and trademark (without requiring the Company’s further consent), and if it does so, the other Parties shall have the right to disclose to other Persons any such information disclosed in a press release or other public announcement by such Investor; (iii) each Investor may disclose the existence or content of any of the Confidential Information to its Affiliate, fund manager, auditor, insurer, accountant, or consultant or an officer, director, general partner, limited partner, shareholder, investor, bona fide potential investor, counsel, advisor, or employee of such Investor and/or any of its Affiliates, and bona fide prospective purchasers/investors of any Equity Securities of the Company, so long as such Persons are under appropriate nondisclosure obligations imposed by professional ethics law or otherwise; (iv) each Investor may disclose the existence or content of any of the Confidential Information for fund and inter-fund reporting purposes and any information contained in press releases or public announcements of the Company in compliance with Section 12.6.1(a); and (v) any Party hereto may also provide disclosure in order to comply with applicable Laws, as set forth in Section 12.6.1(c) below.

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(c)       Legally Compelled Disclosure. If any Party is requested by any Governmental Authority or becomes legally compelled (including without limitation pursuant to any applicable tax, securities or other Laws and regulations of any jurisdiction or by subpoena or any requirement by governmental, judicial or regulatory body or any stock exchange) to disclose the existence or content of any of the Confidential Information, such Party shall, to the extent legally permissible, promptly provide the other Parties with written notice of that fact so that such other Parties may seek a protective order, confidential treatment or other appropriate remedy and in any event shall furnish only that portion of the information that is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information.

(d)       Other Exceptions. The confidentiality obligations of the Parties set out in this Section 12.6 shall not apply to (i) information which was in the public domain or otherwise known to the relevant Party before it was furnished to it by another Party hereto or, after it was furnished to that Party, entered the public domain otherwise than as a result of (x) a breach by that Party of this Section 12.6, or (y) a breach of a confidentiality obligation by a third party discloser, where the breach was actually known to that relevant Party; and (ii) information disclosed by any Director or Observer of the Company to its appointer or any of its Affiliates or to any Person to whom disclosure would be permitted in accordance with the foregoing provisions of this Section 12.6.

12.6.2    The provisions of this Section 12.6 shall terminate and supersede the provisions of any separate nondisclosure agreement executed by any of the Parties hereto with respect to the transactions contemplated hereby, including without limitation any term sheet, letter of intent, memorandum of understanding or other similar agreement entered into by the Company and the Investors in respect of the transactions contemplated hereby.

12.6.3    Each Investor agrees to use, and to use commercially reasonable efforts to ensure that its authorized representatives use, the same degree of care as such recipient uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies in writing as being proprietary, confidential or like trade secrets except such information referred to in Sections 12.6.1(d).

12.7        Agreement with Employees. Each of the Group Companies will cause (a) each officer, director and employee of it or any Group Company (or engaged by the Company or any Group Company as a consultant/independent contractor) to enter into a proprietary information and inventions agreement in a form reasonably acceptable to the Company and the Preferred Directors; (b) each key technical employee of it or any Group Company to execute an assignment of inventions acceptable to the Company and the Preferred Directors; and (c) each Key Employee (as defined in the Purchase Agreement) to enter into a one (1) year noncompetition and non-solicitation agreement to the extent enforceable in the jurisdictions in which such Key Employee is located, substantially in a form reasonably acceptable to the Preferred Directors.

12.8         Non-compete. Each Principal undertakes to all holders of the Preferred Shares and the Company that (a) as long as such Principal is an employee of a Group Company, he shall devote commercially reasonable time and attention to the business of the Group Companies and will use his best efforts to develop the business and interests of the Group Companies, and (b) commencing from the date of this Agreement until twelve (12) months after the date he ceases to own directly or indirectly any Shares or ceases to be employed by any Group Company, whichever is the later (the “Non-competition Period”), he will not, without Approval of the Majority Preferred Holders, either on his own account or through any of his Affiliates, or in conjunction with or on behalf of any other Person: (i) be concerned with, participate in, be engaged or interested in, consult with, or render services for directly or indirectly any business in any manner in competition with the business engaged by any Group Company; or (ii) solicit or entice away, or attempt to solicit or entice away from any Group Company, any employee, officer, director, consultant, supplier, customer, client, representative, or agent of such Group Company.

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12.9       Insurance.

12.9.1    If requested by no less than two-thirds (2/3) of the Preferred Directors, the Group Companies shall promptly purchase and maintain in effect worker’s injury compensation insurance, key man insurance, and other insurance, in any case with respect to the Group’s properties, employees, products, operations, and/or business, each in the amounts not less than those that are customarily obtained by companies of similar size, in a similar line of business, and with operations in the PRC.

12.9.2    The Company shall, reasonably in advance prior to the consummation of an IPO, purchase and maintain directors’ and officers’ liability insurance in an amount, and from an insurer, approved by the Board (including the Approval of the Preferred Directors). The Charter Documents of the Company shall at all times provide that the Company shall indemnify the members of the Board to the maximum extent permitted by applicable law.

12.10      Intellectual Property Protection. Except with the Approval of the Majority Preferred Holders, the Group Companies shall at all times take all reasonable steps to protect their respective material intellectual property rights, including without limitation (a) timely registering their respective material patents, trademarks, brand names, domain names and copyrights, and using reasonable best efforts to prosecute, maintain, and defend the validity of all Intellectual Property, (b) requiring each employee and consultant of each Group Company to enter into an employment agreement in form and substance reasonably acceptable to the Majority Preferred Holders, a confidential information and intellectual property assignment agreement and a non-competition and non-solicitation agreement requiring such persons to protect and keep confidential such Group Company’s confidential information, intellectual property and trade secrets, prohibiting such persons from competing with such Group Company for a reasonable time after their termination of employment with any Group Company, and requiring such persons to assign all ownership rights in their work product to such Group Company, in each case in form and substance reasonably acceptable to the Investors, and (c) requiring service providers of the Group Companies to delete or return all materials when their services to the Group are finished or terminated.

12.11      Internal Control System. The Group Companies shall maintain their respective books and records in accordance with sound business practices and implement and maintain an adequate system of procedures and controls with respect to finance, management, and accounting that meets the standards of good practice generally applied to other companies in the similar industry and incorporated in the same jurisdictions where each such Group Company is incorporated and is reasonably satisfactory to the Majority Preferred Holders to provide reasonable assurance that (a) transactions by them are executed in accordance with management’s general or specific authorization, (b) transactions by them are recorded as necessary to permit preparation of financial statements in conformity with the Accounting Standards and to maintain asset accountability, (c) access to their respective assets is permitted only in accordance with management’s general or specific authorization, (d) their recorded inventory of assets is compared with the existing tangible assets at reasonable intervals and appropriate action is taken with respect to any material differences, (e) segregating duties for cash deposits, cash reconciliation, cash payment, and proper approval is established, and (f) no personal assets or bank accounts of the employees, directors, or officers are mingled with the corporate assets or corporate bank account, and no Group Company uses any personal bank accounts of any employees, directors, or officers thereof during the operation of its business.

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12.12      Control of Subsidiaries. The Company shall institute and keep in place such arrangements as are reasonably satisfactory to the Majority Preferred Holders such that the Company will at all times Control the operations of each other Group Company. In the event that any provision under the Control Documents (as defined in the Purchase Agreement) is ruled by any relevant Governmental Authority as invalid or unenforceable under the Laws of the PRC, the Principals, the Principal Holding Companies and the Group Companies shall, subject to the Laws of the PRC and satisfaction of the Investors, use their best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such documents and instruments and to do, or cause to be done, all things necessary, proper or advisable to ensure that substantially all of the income, assets and interests generated by the Domestic Companies and their respective Subsidiaries are consolidated into those of the Group Companies.

13	Miscellaneous.

13.1       Termination. This Agreement shall terminate upon mutual consent of the Parties hereto, and all rights and obligations of a Party (other than the Group Companies) set forth hereunder shall cease if such Party no longer holds, directly or indirectly, any Equity Securities of the Company. Subject to Section 13.38.1, the provisions of Sections 7 shall terminate on the consummation of the earlier of (a) an IPO and (b) a liquidation or winding up of the Company, and the provisions of Sections 8, 9, 10, 11 (except for Sections 9.7) shall terminate on the consummation of a Qualified IPO. If this Agreement terminates or terminates with respect to a Party, the Parties or such Party shall be released from their respective or its obligations under this Agreement, except (i) in respect of any obligation under Section 12.6, Section 12.8 and Section 13 (other than Sections 13.2, 13.16 and 13.20) or stated explicitly to continue to exist after the termination of this Agreement (including without limitation those relevant obligations under Sections 2 through 6) and (ii) if any Party breaches this Agreement before the termination of this Agreement, it shall not be released from its obligations relating to such breach on termination.

13.2       Further Assurances. Upon the terms and subject to the conditions herein, each of the Parties hereto agrees to use its or his commercially reasonable efforts to take or cause to be taken all action, to do or cause to be done all things, to execute such further instruments, and to assist and cooperate with the other Parties hereto in doing all things necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

13.3         Assignments and Transfers; No Third-Party Beneficiaries. Except as otherwise provided herein, this Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, the Parties’ respective successors, assigns and legal representatives, but shall not otherwise be for the benefit of any third party. The rights of any Investor hereunder (including, without limitation, registration rights) are assignable (together with the related obligations) without the consent of any other Party in connection with the transfer of Equity Securities of the Company held by such Investor. This Agreement and the rights and obligations of each other Party hereunder shall not otherwise be assigned or transferred without the mutual written consent of the other Parties except as expressly provided herein.

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13.4        Governing Law. This Agreement shall be governed by and construed under the Laws of Hong Kong, without regard to principles of conflict of laws thereunder.

13.5	Dispute Resolution.

13.5.1    Any dispute, controversy or claim (each, a “Dispute”) arising out of or relating to this Agreement, or the interpretation, breach, termination, validity or invalidity thereof, shall be referred to arbitration upon the demand of any party to the Dispute with notice (the “Arbitration Notice”) to the other parties thereto.

13.5.2    The Dispute shall be settled by arbitration in Hong Kong by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules (the “HKIAC Rules”) in force when the Arbitration Notice is submitted in accordance with the HKIAC Rules. There shall be three (3) arbitrators, all of whom shall be qualified to practice law in Hong Kong.

13.5.3    The arbitral proceedings shall be conducted in English. To the extent that the HKIAC Rules are in conflict with the provisions of this Section 13.5, including the provisions concerning the appointment of the arbitrators, the provisions of this Section 13.5 shall prevail.

13.5.4    Each party to the arbitration shall cooperate with each other party to the arbitration in making full disclosure of and providing complete access to all information and documents reasonably requested by such other party in connection with such arbitral proceedings, subject only to any confidentiality obligations binding on such party receiving the request and except for any information and documents subject to legal professional privilege.

13.5.5    The award of the arbitral tribunal shall be final and binding upon the parties thereto, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

13.5.6    The arbitral tribunal shall decide any Dispute submitted by the parties to the arbitration strictly in accordance with the substantive Laws of Hong Kong, without regard to principles of conflict of Laws thereunder, and shall not apply any other substantive Law.

13.5.7    Any party to the Dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

13.5.8    During the course of the arbitral tribunal’s adjudication of the Dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.

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13.6         Notices. Any notice, request, consent or other communication required or permitted pursuant to this Agreement shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address of the relevant Party as shown on Schedule I (or at such other address or number as such Party may designate by fifteen (15) days’ advance written notice to the other Parties to this Agreement given in accordance with this Section 13.6). Where a notice, request, consent or other communication is sent by next-day or second-day courier service, service of the notice, request, consent or other communication shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, request, consent or other communication, with a written confirmation of delivery, and to have been effected at the earlier of (a) delivery (or when delivery is refused) and (b) expiration of two (2) Business Days after the letter containing the same is sent as aforesaid. Where a notice, request, consent or other communication is sent by fax or electronic mail, service of the notice, request, consent or other communication shall be deemed to be effected by properly addressing, and sending such notice, request, consent or other communication through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as aforesaid, if such day is a Business Day and if sent during normal business hours of the recipient, otherwise the next Business Day. Notwithstanding the foregoing, to the extent a “with a copy to” address is designated, notice must also be given to such address in the manner above for such notice, request, consent or other communication hereunder to be effective.

13.7        Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

13.8        Rights Cumulative; Specific Performance. Each and all of the various rights, powers and remedies of a Party hereto will be considered to be cumulative with and in addition to any other rights, powers and remedies which such Party may have at Law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such Party. Without limiting the foregoing, the Parties hereto acknowledge and agree irreparable harm may occur for which money damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

13.9        Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Memorandum and Articles, or elsewhere, as the case may be.

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13.10      Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If, however, any provision of this Agreement shall be invalid, illegal, or unenforceable under any such applicable Law in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such Law, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Agreement, or the validity, legality, or enforceability of such provision in any other jurisdiction.

13.11      Amendments and Waivers. Any provision in this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by (a) the written consent of the Company and (b) approval of the Each Series Majority Preferred Holders. Notwithstanding the foregoing, (i) the provisions of Section 9.1.2(a), Section 9.2.1 and Section 13.11(i) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Majority Ordinary Holders, (ii) the provisions of Section 9.1.2(b)(i), Section 9.2.2 and Section 13.11(ii) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Majority Series A Holders, (iii) the provisions of Section 9.1.2(b)(iii), Section 9.2.2 and Section 13.11(iii) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Majority Series B Holders, (iv)  the provisions of Section 9.1.2(b)(v), Section 9.2.2 and Section 13.11(iv) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Majority Series C Holders, (v) the provisions of Section 9.1.2(b)(vi), Section 9.2.2 and Section 13.11(v) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Majority Series C+ Holders, and (vi) the provisions of Section 9.2.2, Section 10.5 and Section 13.11(vi) may be amended and the observance of any term thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Majority Series D Holders; provided, that no amendment or waiver shall be effective or enforceable in respect of a holder of any particular series of Preferred Shares of the Company if such amendment or waiver affects such holder materially and adversely differently from the other holders of such particular series of Preferred Shares of the Company, unless such holder consents in writing to such amendment or waiver in advance. Notwithstanding the foregoing, any Party may waive the observance as to such Party of any provision of this Agreement (either generally or in a particular instance and either retroactively or prospectively) by an instrument in writing signed by such Party without obtaining the consent of any other Party. Any amendment or waiver effected in accordance with this Section 13.11 shall be binding upon all the Parties hereto.

13.12      No Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right, power or remedy hereunder at any one or more times be deemed a waiver or relinquishment of such right, power or remedy at any other time or times.

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13.13    Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, and any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

13.14    No Presumption. The Parties acknowledge that any applicable Law that would require interpretation of any claimed ambiguities in this Agreement against the Party that drafted it has no application and is expressly waived. If any claim is made by a Party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any Party or its counsel.

13.15    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

13.16    Control. In the event of any conflict or inconsistency between any of the terms of this Agreement and any of the terms of any of the Charter Documents for any of the Group Companies, or in the event of any dispute related to any such Charter Document, the terms of this Agreement shall prevail in all respects as between the Parties (other than the Company only), the Parties (other than the Company only) shall give full effect to and act in accordance with the provisions of this Agreement over the provisions of the Charter Documents, and the Parties hereto (other than the Company only) shall exercise all voting and other rights and powers (including to procure any required alteration to such Charter Documents to resolve such conflict or inconsistency) to make the provisions of this Agreement effective, and not to take any actions that impair any provisions in this Agreement.

13.17    Adjustments for Share Splits, Etc. Wherever in this Agreement there is a reference to a specific number of Shares of the Company, then, upon the occurrence of any share split, share subdivision, share combination, share dividend, recapitalization or other similar event affecting any class or series of the Shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted, as appropriate, to reflect the effect on the outstanding Shares by such share split, share subdivision, share combination, share dividend, recapitalization or other similar event .

13.18    Aggregation of Shares. All Shares held or acquired by each Investor and/or its Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

13.19     Use of English Language. This Agreement has been executed and delivered in the English language. Any translation of this Agreement into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Agreement shall be in the English language or, if any such document or notice is not in the English language, accompanied by an English translation thereof, and the English language version of any such document or notice shall control for purposes thereof.

52	Shareholders Agreement

13.20    Deed of Adherence. Promptly following the formation of a new Subsidiary of any Group Company, the Group Companies shall cause such new Subsidiary to execute and deliver a deed of adherence to accede to the terms of this Agreement in form and substance satisfactory to the Preferred Directors and join this Agreement as a Party and a Group Company.

13.21    Restriction on the Use of “Sequoia” and Confidentiality. Without the written consent of Sequoia, the Group Companies and their shareholders (excluding Sequoia) shall not use the name or brand of Sequoia or its Affiliate, claim itself as a partner of Sequoia or its Affiliate, or make any similar representations. Without the written approval of Sequoia, the Group Companies and their shareholders (excluding Sequoia) shall not make or cause to be made any press release, public announcement or other disclosure to any third party in respect of this Agreement, any other Transaction Documents, the term sheet or Sequoia’s subscription of share interest of the Company.

13.22    Restriction on the Use of “IDG” and Confidentiality. Without the written consent of IDG, the Group Companies and their shareholders (excluding IDG) shall not use the name or brand of IDG or its Affiliate, claim itself as a partner of IDG or its Affiliate, or make any similar representations. Without the written approval of IDG, the Group Companies and their shareholders (excluding IDG) shall not make or cause to be made, any press release, public announcement or other disclosure to any third party in respect of this Agreement, any other Transaction Documents, the term sheet or IDG’s subscription of share interest of the Company.

13.23     Restriction on the Use of “5Y Capital” and Confidentiality. Without the written consent of 5Y Capital, the Group Companies and their shareholders (excluding 5Y Capital) shall not use the name or brand of 5Y Capital or its Affiliate, claim itself as a partner of 5Y Capital or its Affiliate, or make any similar representations. Without the written approval of 5Y Capital, the Group Companies and their shareholders (excluding 5Y Capital) shall not make or cause to be made any press release, public announcement or other disclosure to any third party in respect of this Agreement, any other Transaction Documents, the term sheet or 5Y Capital’s subscription of share interest of the Company.

13.24    Restriction on the Use of “Legend Capital” and Confidentiality. Without the written consent of Legend Capital, the Group Companies and their shareholders (excluding Legend Capital) shall not use the name or brand of Legend Capital or its Affiliate, claim itself as a partner of Legend Capital or its Affiliate, or make any similar representations. Without the written approval of Legend Capital, the Group Companies and their shareholders (excluding Legend Capital) shall not make or cause to be made any press release, public announcement or other disclosure to any third party in respect of this Agreement, any other Transaction Documents, the term sheet or Legend Capital’s subscription of share interest of the Company.

13.25     Restriction on the Use of “Nio” and Confidentiality. Without the written consent of Nio, the Group Companies and their shareholders (excluding Nio) shall not use the name or brand of Nio or its Affiliate, claim itself as a partner of Nio or its Affiliate, or make any similar representations. Without the written approval of Nio, the Group Companies and their shareholders (excluding Nio) shall not make or cause to be made any press release, public announcement or other disclosure to any third party in respect of this Agreement, any other Transaction Documents, the term sheet or Nio’s subscription of share interest of the Company.

53	Shareholders Agreement

13.26     Restriction on the Use of “Eight Roads” and Confidentiality. Without the written consent of Eight Roads, the Group Companies and their shareholders (excluding Eight Roads) shall not use the name or brand of Eight Roads (including but not limited to “Fidelity,” “Eight Roads” and “斯道”) or its Affiliate, claim itself as a partner of Eight Roads or its Affiliate, or make any similar representations. Without the written approval of Eight Roads, the Group Companies and their shareholders (excluding Eight Roads) shall not make or cause to be made any press release, public announcement or other disclosure to any third party in respect of this Agreement, any other Transaction Documents, the term sheet or Eight Roads’ subscription of share interest of the Company.

13.27     Restriction on the Use of “Fidelity” and Confidentiality. Without the written consent of Fidelity, the Group Companies and their shareholders (excluding Fidelity) shall not use the name or brand of Fidelity (including but not limited to “Fidelity,” “Fidelity International,” “富达” and “富达国际”) or its Affiliate, claim itself as a partner of Fidelity or its Affiliate, or make any similar representations. Without the written approval of Fidelity, the Group Companies and their shareholders (excluding Fidelity) shall not make or cause to be made any press release, public announcement or other disclosure to any third party in respect of this Agreement, any other Transaction Documents, the term sheet or Fidelity’s subscription of share interest of the Company.

13.28     Restriction on the Use of “Kunlun” and Confidentiality. Without the written consent of Kunlun, the Group Companies and their shareholders (excluding Kunlun) shall not use the name or brand of Kunlun (including but not limited to “Kunlun,” “昆仑万维” and “昆 仑 资 本 ”) or its Affiliate, claim itself as a partner of Kunlun or its Affiliate, or make any similar representations. Without the written approval of Kunlun, the Group Companies and their shareholders (excluding Kunlun) shall not make or cause to be made any press release, public announcement or other disclosure to any third party in respect of this Agreement, any other Transaction Documents, the term sheet or Kunlun’s subscription of share interest of the Company.

13.29    Restriction on the Use of “Toyota” and “Lexus” and Confidentiality. Without the written consent of TMC, the Group Companies and their shareholders (excluding TMC) shall not use the name or brand of TMC (including but not limited to “Toyota” and “Lexus”) or its Affiliate, claim itself as a partner of TMC or its Affiliate, or make any similar representations. Without the written approval of TMC, the Group Companies and their shareholders (excluding TMC) shall not make or cause to be made any press release, public announcement or other disclosure to any third party in respect of this Agreement, any other Transaction Documents, the term sheet or TMC’s subscription of share interest of the Company.

54	Shareholders Agreement

13.30     Restriction on the Use of “OTPP” and Confidentiality. Without the prior written consent of OTPP, none of the Group Companies nor their respective shareholders (excluding OTPP and its Affiliates) shall use the name or brand of OTPP or any of its Affiliates, claim itself as a partner of OTPP or any of its Affiliates, or make any similar representations. Without the prior written approval of OTPP, none of the Group Companies nor their respective shareholders (excluding OTPP and its Affiliates) shall make or cause to be made any press release, public announcement or other disclosure to any third party in respect of this Agreement, any other Transaction Documents, the term sheet or OTPP’s subscription or acquisition of share interest of the Company. Notwithstanding anything to the contrary contained in this Agreement, any restriction on the business and activity of OTPP in Section 13 of this Agreement shall only apply to such business and activity carried out by OTPP under any name, brand or logo of a Shareholder (other than OTPP) and its Affiliates and nothing in Section 13 of this Agreement shall otherwise restrict the business or activity of OTPP or its Affiliates.

13.31     Restriction on the Use of “FAW” and Confidentiality. Without the prior written consent of FAW, none of the Group Companies nor their respective shareholders (excluding FAW and its Affiliates) shall use the name or brand of FAW (including but not limited to “一汽”, “一汽集团” and “红旗”) or any of its Affiliates, claim itself as a partner of FAW or any of its Affiliates, or make any similar representations. Without the prior written approval of FAW, none of the Group Companies nor their respective shareholders (excluding FAW and its Affiliates) shall make or cause to be made any press release, public announcement or other disclosure to any third party in respect of this Agreement, any other Transaction Documents, the term sheet or FAW’s subscription or acquisition of share interest of the Company.

13.32     Restriction on the Use of “CPE” and Confidentiality. Without the prior written consent of CPE, regardless whether CPE or any of its Affiliates holds any Equity Securities of the Company, none of the Principals, the Principal Holding Companies and the Group Companies shall (or shall permit any Affiliate thereof to) (i) use, publish, distribute, display (whether public or private) or reproduce the name or any similar trade name, trademark, product name, service name, domain name, sign or logo of CPE or any specific description enabling any Person to identify CPE and/or any of their Affiliates (including the names “ 中 信”, “中信集团”, “中信产业基金”, “CITIC”, “CPE”, “CITICPE” and the logo “”, (each being used individually or in combination with the other(s)) and any logos or marks related thereto) in any manner, context or format (including references on or links to websites, in press releases, or in other public announcements); or (ii) represent, directly or indirectly, that any product or services provided by any Principal, Principal Holding Company or Group Company has been approved or endorsed by CPE.

13.33     Restriction on the Use of China-UAE-related Names and Confidentiality. Without the prior written consent of China-UAE or any of the Underlying Investors (as defined below), none of the Group Companies nor their respective shareholders (excluding China-UAE and the Underlying Investors) shall use, publish or reproduce the name or logo of China-UAE, any of the Underlying Investors or any China-UAE’s Affiliate or of “Mubadala”, “China Development Bank Capital”, “China Development Bank”, “China-UAE Investment Cooperation”, “开行”, “ 开发银行”, “ 国开行”, “国开”, “ 国家开发银行”, “ 国开金融”, “CDB”, “CDB Capital”, any derivative of any of the foregoing or the name of any director, officer or employee of China-UAE, any of the Underlying Investors or any China-UAE’s Affiliate, for (a) any promotional purpose, whether orally or in writing, including in any sales materials, offering documents or press releases, or otherwise indicate that any product or service provided by any Group Company or its Affiliates has been approved or endorsed by China-UAE, any of the Underlying Investors or any China-UAE’s Affiliate, or (b) any registration of any trademark or domain similar in any manner to the name or logo of China-UAE, any of the Underlying Investors or any China-UAE’s Affiliate. Without limiting the generality of the foregoing, none of the Group Companies nor their respective shareholders (excluding China-UAE and the Underlying Investors) shall carry out any business and activity that damages or will damage the reputation and rights of China-UAE, any of the Underlying Investors or any China-UAE’s Affiliate. “Underlying Investors” means (A) Mubadala Investment Company PJSC, a wholly-owned subsidiary of the Government of Abu Dhabi; (B) China Development Bank, an indirectly wholly-owned subsidiary of the Government of the People’s Republic of China; (C) China Development Bank Capital Corporation Ltd, an indirectly wholly-owned subsidiary of the Government of the People’s Republic of China; (D) Upright Rhythm Limited, an indirectly wholly-owned subsidiary of the Government of the People’s Republic of China; and (E) China-UAE Investment Cooperation Fund, L.P.

55	Shareholders Agreement

13.34     Restriction on the Use of “Carlyle” and Confidentiality. Without the prior written consent of Carlyle, regardless whether Carlyle USD Entity, Carlyle RMB Entity or any of its Affiliates holds any Equity Securities of the Company, none of the Principals, the Principal Holding Companies and the Group Companies shall (or shall permit any Affiliate thereof to) (i) use, publish, distribute, display (whether public or private) or reproduce the name or any similar trade name, trademark, product name, service name, domain name, sign or logo of Carlyle or any specific description enabling any Person to identify Carlyle and/or any of their Affiliates (including the names “Carlyle”, “The Carlyle Group”, “凯雷” or “凯雷 集团”, (each being used individually or in combination with the other(s)) and any logos or marks related thereto) in any manner, context or format (including references on or links to websites, in press releases, or in other public announcements); or (ii) represent, directly or indirectly, that any product or services provided by any Principal, Principal Holding Company or Group Company has been approved or endorsed by Carlyle.

13.35     Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement and the other Transaction Documents are several and not joint, and no Investor is responsible in any way for the performance or conduct of the other parties in connection with the transactions contemplated hereby. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be or shall be deemed to constitute a partnership, association, joint venture, or joint group with respect to the Investors. Each Investor agrees that no other party has acted as an agent for such Investor in connection with the transactions contemplated hereby.

13.36    Holders of Series D Warrants. Subject to the terms and conditions set forth in the Series D Warrants, the rights, privileges and obligations pertaining to holders of the Series D Preferred Shares set forth in the Transaction Documents shall be also applicable to such Series D Preferred Shares issuable under the Series D Warrants as if such Series D Warrants have been exercised to the extent that any Series D Warrant remains outstanding. The Parties acknowledge and agree that for the purpose of the Transaction Documents, subject to the terms and conditions set forth in such Series D Warrants, each Party holding the Series D Warrant shall be deemed as having duly exercised such Series D Warrant in full such that it shall be deemed as a holder of the corresponding Series D Preferred Shares of the Company under such Series D Warrants to the extent that such relevant Series D Warrant remains outstanding.

56	Shareholders Agreement

13.37     Additional Series D Investors. Each additional purchaser of the Series D Preferred Shares or the Series D Warrants sold pursuant to the Purchase Agreement and the Additional Purchase Agreements at the Closing and at the Additional Closings (as defined in the Purchase Agreement) may become a party to this Agreement and the related Transaction Documents, and have the rights and obligations hereunder and thereunder, by executing and delivering to the Company such purchaser’s counterpart signature pages and/or such purchaser’s joinder agreement or deed of adherence to this Agreement and the related Transaction Documents, in form and substance reasonably acceptable to the Company. Each such additional purchaser so acquiring the Series D Preferred Shares or the Series D Warrants shall be considered a “Series D Investor” for purposes of this Agreement and the related Transaction Documents, and any Series D Preferred Shares (including the Series D Preferred Shares issuable under the Series D Warrants) so acquired by such additional purchaser shall be considered “Shares” for purposes of this Agreement and all other agreements contemplated hereby. Notwithstanding Section 13.11 of this Agreement, Schedule H and Schedule I to this Agreement shall be updated by the Company without need for consent of any other party to reflect the parties purchasing such Series D Preferred Shares, the Series D Warrant (or the Series D Preferred Shares issuable under the Series D Warrants) and their addresses for notices.

13.38      Suspension and Termination of Rights and Privileges for Listing on the SEHK.

13.38.1   Notwithstanding anything to the contrary provided herein, the provisions of Sections 7, 8, 9, 10 and 11 shall terminate on the listing of the Shares on the SEHK.

13.38.2   Notwithstanding anything to the contrary provided herein and in the Memorandum and Articles, as from the date on which the Company submits its first IPO application (the “First IPO Application Date”) to the SEHK and the Securities and Futures Commission (collectively, the “HK Listing Authorities”), the Parties hereby agree that except with written consent of the Company:

(a)	no holder of Shares shall be entitled to directly or indirectly transfer any Share;

(b)	no holder of Shares shall be entitled to request the redemption of any Share held by it in accordance with provisions set out herein or in the Memorandum and Articles; and

(c)	no holder of Shares shall be entitled to, where applicable, exercise any privilege, preference or right provided under Section 11 (Drag-Along Right) or any divestment rights in the form of put option, redemption or otherwise, as set out herein or in the Memorandum and Articles.

(collectively, the “Divestment Rights”); provided, that any Divestment Right shall be restored to the fullest effect upon the earlier of (i) such IPO application being rejected by any HK Listing Authority or otherwise withdrawn by the Company, and (ii) the twelve (12) month anniversary of the First IPO Application Date if such IPO fails to be consummated by such time.

13.38.3   In the case of an IPO application having been made to the SEHK, the Parties hereby agree to, promptly after the receipt by the Company of a “post-hearing letter” from the SEHK together with a request to post a “Post Hearing Information Pack”, procure that all necessary resolutions are passed to adopt further amended and restated Articles in such form that is customary for the purpose of listing the Shares on the SEHK.

57	Shareholders Agreement

13.38.4   For avoidance of doubt, upon conversion of the Preferred Shares into Ordinary Shares in accordance with the Memorandum and Articles, all privileges, preferences and rights attached to such Preferred Shares, including but not limited to the privileges, preferences and rights set out in Articles 8, 63 and 64 thereof and Schedule A thereto, shall lapse and be terminated in their entirety, whereupon the obligations of the Company to the Shareholders under the Articles shall be determined in accordance with the Articles then in effect.

13.39      Entire Agreement. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement among the Parties with regard to the subjects hereof, and supersedes all other agreements between or among any of the Parties with respect to the subject matter hereof, whether in writing or orally. Without limiting the generality of this Section 13.39, in consideration of the mutual covenants and promises contained herein, each of the parties to the Original Shareholders Agreement hereby confirms and covenants with each of the other parties thereto that, with effect immediately on the date hereof: (a) the Original Shareholders Agreement shall be absolutely terminated; (b) none of the parties to the Original Shareholders Agreement have or shall have any rights, claims, interests, causes of actions, liabilities, and costs and expenses of whatever nature against any of the other parties thereto under or in respect of the Original Shareholders Agreement; and (c) to the extent that any of the parties to the Original Shareholders Agreement now has, has at any time had, or may in future have any rights, claims, interests, causes of actions, liabilities, and costs and expenses of whatever nature against any of the other parties thereto under or in respect of the Original Shareholders Agreement, such rights, claims, interests, causes of actions, liabilities, and costs and expenses are hereby absolutely, irrevocably and unconditionally waived, discharged and released by such party concerned.

[The remainder of this page has been intentionally left blank.]

58	Shareholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

PONY AI INC.

By:	/s/ Jun Peng
Name:	Jun Peng
Title:	Director

PONY.AI, INC.

By	/s/ Jun Peng
Name:	Jun Peng
Title:	Director

HONGKONG PONY AI LIMITED

By:	/s/ Jun Peng
Name:	Jun Peng
Title:	Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

BEIJING PONY AI TECHNOLOGY CO., LTD. Company seal: /s/ BEIJING PONY AI TECHNOLOGY CO., LTD.

By:	/s/ Ning Zhang
Name:	Ning Zhang
Title:	Legal Representative

BEIJING PONY HUIXING TECHNOLOGY CO., LTD. Company seal: /s/ BEIJING PONY HUIXING TECHNOLOGY CO., LTD.

By:	/s/ Hengyu Li
Name:	Hengyu Li
Title:	Legal Representative

BEIJING PONY YIXING TECHNOLOGY CO., LTD. Company seal: /s/ BEIJING PONY YIXING TECHNOLOGY CO., LTD.

By:	/s/ Ning Zhang
Name:	Ning Zhang
Title:	Legal Representative

JIANGSU HEIMAI DATA TECHNOLOGY CO., LTD. Company seal: /s/ JIANGSU HEIMAI DATA TECHNOLOGY CO., LTD.

By:	/s/ Ning Zhang
Name:	Ning Zhang
Title:	Legal Representative

SHANGHAI PONY YIXING TECHNOLOGY CO., LTD. Company seal: /s/ SHANGHAI PONY YIXING TECHNOLOGY CO., LTD.

By:	/s/ Haojun Wang
Name:	Haojun Wang
Title:	Legal Representative

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

GUANGZHOU PONY AI TECHNOLOGY CO., LTD. Company seal: /s/ GUANGZHOU PONY AI TECHNOLOGY CO., LTD.

By:	/s/ Luyi Mo
Name:	Luyi Mo
Title:	Legal Representative

GUANGZHOU PONY HUIXING TECHNOLOGY CO., LTD. Company seal: /s/ GUANGZHOU PONY HUIXING TECHNOLOGY CO., LTD.

By:	/s/ Luyi Mo
Name:	Luyi Mo
Title:	Legal Representative

GUANGZHOU BIBI TECHNOLOGY CO., LTD. Company seal: /s/ GUANGZHOU BIBI TECHNOLOGY CO., LTD.

By:	/s/ Luyi Mo
Name:	Luyi Mo
Title:	Legal Representative

GUANGZHOU PONY YIXING TECHNOLOGY CO., LTD. Company seal: /s/ GUANGZHOU PONY YIXING TECHNOLOGY CO., LTD.

By:	/s/ Luyi Mo
Name:	Luyi Mo
Title:	Legal Representative

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:

BEIJING PONY ZHIKA TECHNOLOGY CO., LTD. Company seal: /s/ BEIJING PONY ZHIKA TECHNOLOGY CO., LTD.

By:	/s/ Hengyu Li
Name:	Hengyu Li
Title:	Legal Representative

BEIJING PONY RUIXING TECHNOLOGY CO., LTD. Company seal: /s/ BEIJING PONY RUIXING TECHNOLOGY CO., LTD.

By:	/s/ Ning Zhang
Name:	Ning Zhang
Title:	Legal Representative

GUANGZHOU PONY ZHIKA TECHNOLOGY CO., LTD. Company seal: /s/ GUANGZHOU PONY ZHIKA TECHNOLOGY CO., LTD.

By:	/s/ Hengyu Li
Name:	Hengyu Li
Title:	Legal Representative

GUANGZHOU PONY ZHIHUI LOGISTICS TECHNOLOGY CO., LTD. Company seal: /s/ GUANGZHOU PONY ZHIHUI LOGISTICS TECHNOLOGY CO., LTD.

By:	/s/ Hexing
Name:	Hexing
Title:	Legal Representative

SHENZHEN PONY YIXING TECHNOLOGY CO., LTD. Company seal: /s/ SHENZHEN PONY YIXING TECHNOLOGY CO., LTD.

By:	/s/ Luyi Mo
Name:	Luyi Mo
Title:	Legal Representative

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES A INVESTORS:

L4AI INC.

By:	/s/ Jin Zhou
Name: Jin Zhou
Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES A INVESTORS:

L4AI INC.

By:	/s/ Jian Peng
Name: Jian Peng
Title:

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

PRINCIPALS AND PRINCIPAL HOLDING COMPANIES:

JUN PENG

/s/ Jun Peng

TIANCHENG LOU

/s/ Tiancheng Lou

IWAY LLC

By:	/s/ Tiancheng Lou
Name: TIANCHENG LOU
Tile: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

PRINCIPALS AND PRINCIPAL HOLDING COMPANIES:

HENGYU LI

/s/ Hengyu Li

FREE PONY LIMITED

By:	/s/ Hengyu Li
Name: HENGYU LI
Tile: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

CHIU, WEI-YANG

/s/ Jun Peng

LEE, KUN-HAN

/s/ Jun Peng

ROBERT JOSEPH DINGLI

/s/ Jun Peng

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDER:

CYRUS F ABARI

/s/ Jun Peng

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDER:

STEPHEN LEE

/s/ Jun Peng

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDER:

Starburst Limited

By:	/s/ Jun Peng
Name: Jun Peng
Tile: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDER:

Stephanie A. Bruno, as trustee of BOLE 2021 Family Trust

/s/ Jun Peng

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDER:

Juan Xu, as trustee of the Alicia Peng Irrevocable Trust

/s/ Juan Xu

Juan Xu, as trustee of the Selena Peng Irrevocable Trust

/s/ Juan Xu

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDER:

JIALIN JIAO

/s/ Jun Peng

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDER:

KEVIN CHIHPEI SHEU

/s/ Jun Peng

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDER:

YUI-HONG MATTHIAS TAN

/s/ Jun Peng

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDER:

KELVIN KAI WANG CHAN

/s/ Jun Peng

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDER:

CHUN-YU, CHUNG

/s/ Jun Peng

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B+/B2/C INVESTORS:

ERVC Technology IV LP

By:	EVRC Technology Advisors IV LP,
its General Partner
By:	Eight Roads GP, as General Partner

By:	/s/ Driaan Viljoen
Name: Driaan Viljoen
Title: Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B/B+ INVESTORS:

ACE Redpoint China Strategic I, L.P.
By: ACE Redpoint Ventures China I GP, L.P.,
its general partner

By: ACE Redpoint Ventures China I GP, Ltd.,
its general partner

By:	/s/ David Egglishaw
Name: David Egglishaw
Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B/B+ INVESTORS:

ACE Redpoint Associates China I, L.P.

By: ACE Redpoint Ventures China I GP, Ltd.,
its general partner

By:	/s/ David Egglishaw
Name:	David Egglishaw
Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B/B+ INVESTORS:

ACE Redpoint Ventures China I, L.P.

By: ACE Redpoint Ventures China I GP, L.P.,
its general partner

By: ACE Redpoint Ventures China I GP, Ltd.,
its general partner

By:	/s/ David Egglishaw
Name: David Egglishaw
Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDER:

Alpha Plus Holdings, Ltd.

By:	/s/ WILLIAM APOLLO CHEN
Name: WILLIAM APOLLO CHEN
Title: MANAGING DIRECTOR

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES C INVESTORS:

City Ace Investment Corporation

By:	/s/ Michelle Zhoy
Name:	Michelle Zhoy

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES C+ INVESTORS:

CPE Investment (Hong Kong) 2018 Limited

By:	/s/ YONG Leong Chu, Yonn
Name: YONG Leong Chu, Yonn
Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES C INVESTORS:

Fidelity China Special Situations PLC

By:	/s/ Natalia de Sousa
Name: Natalia de Sousa
Title: Company Secretary and authorised signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B/B+ INVESTORS:

HONTAI CAPITAL FUND I LIMITED PARTNERSHIP

By:	/s/ Yuntao Ma
Name: Yuntao Ma
Title: Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES A/B/B+/B2 INVESTORS:

IDG CHINA VENTURE CAPITAL FUND IV L.P.

By: IDG CHINA VENTURE CAPITAL FUND IVASSOCIATES L.P.,
its General Partner

By: IDG CHINA VENTURE CAPITAL FUND GP IV ASSOCIATES LTD.,
its General Partner

By:	/s/ Chi Sing HO
Name: Chi Sing HO
Title: Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES A/B/B+/B2 INVESTORS:

IDG CHINA IV INVESTORS L.P.

By: IDG CHINA VENTURE CAPITAL FUND GP IV ASSOCIATES LTD.,
its General Partner

By:	/s/ Chi Sing HO
Name: Chi Sing HO
Title: Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B INVESTORS:

IDG CHINA CAPITAL FUND III L.P.

By: IDG China Capital Fund III Associates L.P.,
its General Partner
By: IDG China Capital Fund GP III Associates Ltd.,
its General Partner

By:	/s/ Chi Sing HO
Name: Chi Sing HO
Title: Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B INVESTORS:

IDG CHINA CAPITAL III INVESTORS L.P.

By: IDG China Capital Fund GP III Associates Ltd.,
its General Partner

By:	/s/ Chi Sing Ho
Name: Chi Sing Ho
Title: Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B2 INVESTORS:

Kunlun Group Limited
Company seal: /s/ Kunlun Group Limited

By:	/s/ Yahui Zhou
Name:	Yahui Zhou
Title:

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B INVESTORS:

For and on behalf of LC Fund VII, L.P.

By:	/s/ Qifeng Fan
Name:	Qifeng Fan
Title:	Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B INVESTORS:

For and on behalf of LC Parallel Fund VII, L.P.

By:	/s/ Qifeng Fan
Name:	Qifeng Fan
Title:	Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B INVESTORS:

LEGENDSTAR FUND II, L.P.

By:	/s/ WANG Mingyao
Name: WANG Mingyao
Title: Managing partner

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B INVESTORS:

VANTAGE ESTATE LIMITED

By:	/s/ WANG Mingyao
Name: WANG Mingyao
Title: Managing partner

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B INVESTORS:

Cassini Partners, L.P.
By: Neumann Advisory Hong Kong Limited
Power of Attorney

By:	/s/ ZHANG Fei
Name: ZHANG Fei
Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B INVESTORS:

Favor Star Limited
By: Neumann Advisory Hong Kong Limited

Power of Attorney

By:	/s/ ZHANG Fei

Name: ZHANG Fei

Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B INVESTORS:

Neumann Capital

By:	/s/ ZHANG Fei
Name:	ZHANG Fei
Title:	Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B INVESTORS:

MIRACLE MISSION LIMITED

/s/ Yan Zhu
By: Yan Zhu
Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES C/C+/D INVESTORS:

2774719 ONTARIO LIMITED

By:	/s/ Ken Ling Kelvin YU
Name: Ken Ling Kelvin YU
Title: Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES A/B INVESTORS:

SCC VENTURE VI HOLDCO, LTD.

By:	/s/ Ip Siu Wai Eva
Name: Ip Siu Wai Eva
Title: Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B+/B2 INVESTORS:

SCC VENTURE VII HOLDCO, LTD.

By:	/s/ Ip Siu Wai Eva
Name: Ip Siu Wai Eva
Title: Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B INVESTORS:

Shixiang Founders Capital IV Limited

By:	/s/ Li Guangmi
Name: Li Guangmi
Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B+ INVESTORS:

Songhe Xiaoma Investment Ltd.

By:	/s/ LI Wei
Name: LI Wei
Title:

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B INVESTORS:

SILICON VALLEY FUTURE CAPITAL LLC

By:	/s/ Miao Hong
Name: Miao Hong
Title: Managing Partner

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B/B+/B2 INVESTORS:

DIMENSION VANTAGE LIMITED

By:	/s/ CHONG Tin Lung Benny
Name: CHONG Tin Lung Benny
Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B+ INVESTORS:

Talent Plus Group Limited

By:	/s/ ZHAO JING
Name: ZHAO JING
Title: DIRECTOR

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES C INVESTORS:

FAW Equity Investment Company Limited

By:	/s/ HUI WANG
Name: HUI WANG
Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B+/B2 INVESTORS:

Main Star Investment Limited

By:	/s/ Wang Xiaoding
Name: Wang Xiaoding
Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B/B+/B2/C/D INVESTORS:

MORNINGSIDE CHINA TMT FUND IV CO-INVESTMENT, L.P.,
a Cayman Islands exempted limited partnership

By:
MORNINGSIDE CHINA TMT GP IV, L.P., a Cayman Islands exempted limited partnership, its general partner

By:
TMT GENERAL PARTNER LTD., a Cayman Islands exempted company, its general partner

in on

/s/ Jill Marie Franklin
Jill Marie Franklin
Director/Authorised Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT Pony – AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B/B+/B2/D INVESTORS:

MORNINGSIDE CHINA TMT FUND IV, L.P.,
a Cayman Islands exempted limited partnership

By: MORNINGSIDE CHINA TMT GP IV, L.P., a Cayman Islands exempted limited partnership, its general partner

By:
TMT GENERAL PARTNER LTD., a Cayman Islands exempted company, its general partner

in on

/s/ Jill Marie Franklin
Jill Marie Franklin
Director/Authorised Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES C INVESTORS:

Morningside China TMT Special
Opportunity Fund II, L.P.,
a Cayman Islands exempted limited partnership

By:
MORNINGSIDE CHINA TMT GP IV, L.P., a Cayman Islands exempted limited partnership, its general partner

By:
TMT GENERAL PARTNER LTD.,
a Cayman Islands exempted company,
its general partner

in on

/s/ Jill Marie Franklin
Jill Marie Franklin
Director/Authorised Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES C+/D INVESTORS:

Raumier Limited

By:	/s/ Dk Noorul Hayati Pg Julaihi
Name: Dk Noorul Hayati Pg Julaihi
Title: Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B/B+/C/D INVESTORS:

ClearVue Pony AI Plus Holdings, Ltd.

By:	/s/ WILLIAM APOLLO CHEN
Name: WILLIAM APOLLO CHEN
Title: MANAGING DIRECTOR

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES B/B+/B2 INVESTORS:

ClearVue Pony Holdings, Ltd.

By:	/s/ WILLIAM APOLLO CHEN
Name: WILLIAM APOLLO CHEN
Title: MANAGING DIRECTOR

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES C INVESTORS:

TOYOTA MOTOR CORPORATION

By:	/s/ Keiji Yamamoto
Name: Keiji Yamamoto
Title: Operating Officer

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES D INVESTORS:

China-UAE Investment Cooperation Fund, L.P.

By:	/s/ Khaled Al SHAMLAN
Khaled Al SHAMLAN
Director of China-UAE Investment Cooperation General Partner Ltd, general partner of China-UAE Investment Cooperation Fund, L.P.

By:	/s/ LI Yixuan
LI Yixuan
Director of China-UAE Investment Cooperation General Partner Ltd, general partner of China-UAE Investment Cooperation Fund, L.P.

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES D INVESTORS:

Evodia Investments

By:	/s/ Kshitish Ballah
Name:	Kshitish Ballah
Title:	Director

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES D INVESTORS:

Hainan Kaibeixin Investment Limited Partnership
Company seal: /s/ Hainan Kaibeixin Investment Limited Partnership

By:	/s/ Dennis Wang
Name: Dennis Wang
Title: Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Peny AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES D INVESTORS:

ASSETS KEY LIMITED

By:	Chi Sing Ho
Name: Chi Sing Ho
Title: Authorized Signatory

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SERIES D INVESTORS:

Shenzhen ZY Venture Investment Limited Corporation
Company seal: /s/ Shenzhen ZY Venture Investment Limited Corporation

By:	/s/ Haizhuo Lin
Name: Haizhuo Lin
Title: Founding Partner & CEO

[Signature Page to SIXTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT – Pony AI Inc.]

SCHEDULE A-1

[************]

Shareholders Agreement

SCHEDULE A-2

[************]

Shareholders Agreement

SCHEDULE B

[************]

Shareholders Agreement

SCHEDULE C

[************]

Shareholders Agreement

SCHEDULE D

[************]

Shareholders Agreement

SCHEDULE E

[************]

Shareholders Agreement

SCHEDULE F

[************]

Shareholders Agreement

SCHEDULE G

[************]

Shareholders Agreement

SCHEDULE H

[************]

Shareholders Agreement

SCHEDULE I

[************]

Shareholders Agreement